UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☒           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

STEEL PARTNER HOLDINGS L.P.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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STEEL PARTNERS HOLDINGS L.P.
590 Madison Avenue, 32nd Floor
New York, New York 10022

NOTICE OF ANNUAL MEETING OF LIMITED PARTNERS
To Be Held June 11, 2015

April 30, 2015

To our Limited Partners:

You are cordially invited to attend the Annual Meeting of Limited Partners (the “Annual Meeting”) of Steel Partners Holdings L.P. (the “Company”) to be held on June 11, 2015, at 10:00 a.m. at Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, NY 10022 for the following purposes:

1. To elect five independent directors to serve on the Board of Directors of our general partner, Steel Partners Holdings GP Inc.

2. To approve, on a non-binding, advisory basis, named executive officer compensation.

3. To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

4. To transact any other business as may properly come before the meeting or any postponement or adjournments of the meeting.

These items of business are more fully described in the attached Proxy Statement. Only holders of record of the Company’s common units, no par value, and Class B common units, no par value, at the close of business on April 15, 2015 will be entitled to notice of and to vote at the Annual Meeting.

By Order of the Board of Directors.

WARREN G. LICHTENSTEIN
Chairman of the Board

Whether or not you plan to attend the Annual Meeting, please cast your vote online, by telephone or by completing, dating, signing and promptly returning the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting. This will assure that your units are represented at the Annual Meeting.

STEEL PARTNERS HOLDINGS L.P.

590 Madison Avenue, 32nd Floor
New York, New York 10022

PROXY STATEMENT

Annual Meeting of Limited Partners

This Proxy Statement is being furnished to the unitholders of Steel Partners Holdings L.P., a Delaware limited partnership (the “Company,” “we” or “us”), in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Steel Partners Holdings GP Inc., the general partner of the Company (“General Partner”), for use at the Annual Meeting of Limited Partners of the Company (the “Annual Meeting”) to be held on June 11, 2015, at 10:00 a.m. at Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, NY 10022 and at any postponements thereof.

At the Annual Meeting, unitholders will be asked:

1. To elect five independent directors to serve on the Board.

2. To approve, on a non-binding, advisory basis, named executive officer compensation.

3. To ratify the selection of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

4. To transact any other business as may properly come before the Annual Meeting or any postponement or adjournments of the Annual Meeting.

The Board has fixed the close of business on April 15, 2015 (the “Record Date”) as the record date for the determination of the holders of our limited partnership units, no par value (“common units”), and Class B common units, no par value (“Class B Units” and collectively with the common units, the “LP Units”), entitled to notice of and to vote at the Annual Meeting. Each LP Unit entitles the holder thereof to cast one vote on each matter submitted for a vote of the Limited Partners at the Annual Meeting. Unitholders may vote in person or by proxy by completing the enclosed proxy card and returning it in the enclosed postage prepaid envelope or, as indicated on the proxy card, by voting on the Internet or by voting by telephone. Class B Units are identical to common units in all respects except that net tax losses are not allocated to a holder of Class B Units, liquidating distributions made by the Company to such holder may not exceed the amount of its capital account allocable to such Class B Units, and such holder may not sell such Class B Units in the public market. At such time that that the amount of the capital account allocable to a Class B Unit is equal to the amount of the capital account allocable to a Common Unit, such Class B Unit shall convert automatically into a Common Unit. At the close of business on the Record Date, there were 27,651,544 outstanding LP Units. There was no other class of voting securities of the Company outstanding on the Record Date.

 This Proxy Statement and the accompanying form of proxy are first being sent to holders of the LP Units on or about April 30, 2015. Our Annual Report (the “Annual Report”) on Form 10-K for the fiscal year ended December 31, 2014 (“2014”) is enclosed with this Proxy Statement.

THE ANNUAL MEETING

Date, Time and Place

The Annual Meeting will be held on June 11, 2015, at 10:00 a.m. at Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, NY 10022.

Matters to be Considered

At the Annual Meeting, unitholders will be asked to consider and cast a vote on the following matters: the election of five independent directors to the Board; the approval, on a non-binding, advisory basis, of named executive officer compensation; and the ratification of the selection of independent auditors.

The Board does not know of any matters to be brought before the Annual Meeting other than as set forth in the notice of Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the enclosed form of proxy or their substitutes will vote in accordance with their best judgment on such matters.

Record Date; Quorum; List of Limited Partners of Record

Only holders of record of the Company’s LP Units at the close of business on April 15, 2015 will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 27,651,544 LP Units outstanding and entitled to vote. A majority of the LP Units outstanding on the Record Date, represented by proxy or in person, will constitute a quorum for the transaction of business at the Annual Meeting. A list of unitholders entitled to vote at the Annual Meeting will be available for inspection at our executive offices for a period of ten days before the Annual Meeting. Unitholders may examine the list for purposes germane to the Annual Meeting.

Voting Rights; Required Vote

Each LP Unit entitles the holder thereof as of the Record Date to cast one vote on each matter submitted for a vote of the Limited Partners at the Annual Meeting.

Proposal 1: Election of Directors.  Pursuant to the Company’s Fifth Amended and Restated Agreement of Limited Partnership (the “LP Agreement”), dated as of July 14, 2009, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seats of the Board. Abstentions are not counted as votes “FOR” or “AGAINST” the election of directors. Limited Partners do not have the right to cumulate their votes in the election of directors.

The Board recommends a vote “FOR” all nominees.

Proposal 2: Approval of Named Executive Officer Compensation.  The approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy on the matter. The vote is advisory and therefore not binding on the Compensation Committee, the Board, or the Company.

The Board recommends a vote “FOR” this proposal.

Proposal 3:  Selection of Auditors.  Ratification of the selection of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2015 requires the affirmative vote of the holders of a majority of the votes cast at the Annual Meeting in person or by proxy on the matter. The vote is advisory and therefore not binding on the Audit Committee, the Board, or the Company.

The Board recommends a vote “FOR” this proposal.

We have been advised that it is the intention of Steel Partners, Ltd. (“SPL”) and its affiliates to vote the LP Units over which they have voting power “FOR” all nominees for director and in favor of Proposal Nos. 2 and 3. See the LP Units ownership table set forth in “LP Unit Ownership of Principal Unitholders and Management” below for information regarding the ownership of our LP Units.

Voting of Proxies

Unitholders that are “beneficial owners” (your LP Units are held for you in street name, by a bank, broker or other nominee) and “registered unitholders” (your LP Units are held in your own name through our transfer agent, American Stock Transfer and Trust Company, or you are in possession of unit certificates) may submit their votes before the Annual Meeting by: (a) Internet at www.proxyvote.com, or (b) telephone by calling 1-800-690-6903. Additionally, if you received your materials for the Annual Meeting by mail and do not wish to vote by Internet or telephone, you may mail a completed proxy card (in the case of registered unitholders), or voting instruction card (in the case of beneficial owners), in the prepaid envelope that was provided with your Annual Meeting materials. Unitholders wishing to vote by mail should be sure to complete and properly sign the proxy card (registered holders) or voting instruction card (beneficial owners) you received and return it in the prepaid envelope provided, and it will be voted in accordance with the specifications made on the proxy card or voting instruction card. If no specification is made on a signed and returned proxy card or voting instruction card, the units represented by the proxy will be voted “FOR” the election to the Board of each of the five nominees named on the proxy or instruction card, “FOR” the advisory vote on approval of the compensation of our named executive officers, and “FOR” ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2015, and, if any other matters are properly brought before the Annual Meeting, the proxy will be voted as the Board may recommend.

Voting instructions, including instructions for both telephonic and Internet voting, are provided on the proxy card. The Internet and telephone voting procedures are designed to authenticate unitholder identities, to allow unitholders to give voting instructions and to confirm that unitholders’ instructions have been recorded properly. A control number, located on the proxy card, will identify unitholders and allow them to vote their LP Units and confirm that their voting instructions have been properly recorded. If you do vote by Internet or telephone, it will not be necessary to return your proxy card.

We encourage unitholders with Internet access to record your vote on the Internet or, alternatively, to vote by telephone. Internet and telephone voting is convenient, saves on postage and mailing costs and is recorded immediately, minimizing risk that postal delays may cause your vote to arrive late and therefore not be counted.

If your LP Units are held in the name of a bank or broker, follow the voting instructions on the form you receive from your record holder. The availability of Internet and telephone voting will depend on their voting procedures.

If a unitholder neither returns a signed proxy card, votes by the Internet or by telephone, nor attends the Annual Meeting and votes in person, his or her LP Units will not be voted.

If you attend the Annual Meeting, you may also vote in person, and any previously submitted votes will be superseded by the vote you cast at the Annual Meeting (attendance at the Annual Meeting will not, in and of itself, constitute a revocation of any previously submitted votes). If your LP Units are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on the Record Date, in order to vote your LP Units at the Annual Meeting.

Revocability of Proxies

Any proxy signed and returned by a unitholder or voted by telephone or via the Internet may be revoked at any time before it is voted. A proxy may be revoked by giving written notice of revocation to the Secretary of the Company, at the Company’s address set forth herein, by executing and delivering a later-dated proxy, either in writing, by telephone or via the Internet, or by voting in person at the Annual Meeting. The mere presence at the Annual Meeting of a unitholder who has previously appointed a proxy will not revoke the appointment. Please note, however, that if a unitholder has instructed a broker, bank or nominee to vote his, her or its LP Units, the unitholder must follow the directions received from the broker, bank or nominee to change his, her or its instructions. In the event of multiple online or telephone votes by a unitholder, each vote will supersede the previous vote and the last vote cast will be deemed to be the final vote of the unitholder, unless such vote is revoked in person at the Annual Meeting according to the revocability instructions outlined above.

Attending in Person

Only holders of LP Units as of the Record Date, their proxy holders and our invited guests may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your LP Units in street name, such as by a broker, you must bring proof of your ownership and identification with a photo to the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned LP Units as of the Record Date as acceptable proof of ownership.

Effect of Abstentions and “Broker Non-Votes”

If a registered unitholder indicates on his or her proxy card that the unitholder wishes to abstain from voting, or a beneficial owner instructs its bank, broker or other nominee that the unitholder wishes to abstain from voting, these LP Units are considered present and entitled to vote at the Annual Meeting. These LP Units will count toward determining whether or not a quorum is present. Because directors are elected by a plurality of votes cast in elections, abstentions will have no effect on the outcome of Proposal No. 1, concerning the election of the five nominees to our Board. Similarly, abstentions will have no effect on Proposal No. 2, concerning the non-binding, advisory vote on executive compensation, and Proposal No. 3, concerning the ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

A “broker non-vote” occurs when a beneficial owner does not provide his or her broker with instructions as to how to vote the LP Units (“uninstructed units”) and the broker does not vote on a particular proposal because they do not have authority to vote on that particular proposal without receiving voting instructions from the beneficial owner. Brokers may not vote on “non-routine” proposals unless they have received voting instructions from the beneficial owner, and to the extent that they have not received voting instructions, brokers report such number of LP Units as “non-votes.” Each of Proposals No. 1 and 2 are considered “non-routine”, which means that brokerage firms may not vote in their discretion regarding these items on behalf of beneficial owners who have not furnished voting instructions; however, such uninstructed units will be counted towards establishing a quorum. Therefore, we encourage you to vote your LP Units by Internet, telephone or by signing and returning your proxy card or voting instruction card with complete voting instructions before the Annual Meeting, so that your LP Units will be represented and voted at the Annual Meeting even if you cannot attend in person.

Brokers do have authority to vote uninstructed units for or against “routine” proposals. Proposal No. 3, ratification of the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2015, constitutes a “routine” proposal. Accordingly, a broker may vote uninstructed units “FOR” or “AGAINST” Proposal No. 3 and such votes will count towards establishing a quorum.

The inspector of elections appointed for the Annual Meeting will separately tabulate the relevant affirmative and negative votes, abstentions and broker non-votes (which are votes that could have been provided had the beneficial holder provided voting instructions to its broker) for each proposal.

Adjournment of Annual Meeting

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of additional proxies. The chairperson of the Annual Meeting shall have the power to adjourn the Annual Meeting. If the Annual Meeting is postponed or adjourned, a unitholder’s proxy may remain valid and may be voted at the postponed or adjourned meeting. A unitholder still will be able to revoke the unitholder’s proxy until it is voted.

Expenses of Soliciting Proxies

Our Board is soliciting the proxy included with this Proxy Statement for use at the Annual Meeting. We will pay the expenses of soliciting proxies for the Annual Meeting. After the mailing of the proxy cards and other soliciting materials, we and/or our agents, including our directors, officers or employees, also may solicit proxies by mail, telephone, facsimile, email or in person. After the mailing of the proxy cards and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our LP Units forward copies of the proxy cards and other soliciting materials to persons for whom they hold LP Units and request authority for the exercise of proxies. We will reimburse the record holders for their reasonable expenses if they ask us to do so. Our directors, officers and employees will not receive any additional compensation for any soliciting efforts in which they may be engaged.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 11, 2015.

This Proxy Statement and our Annual Report are available on our website, www.steelpartners.com under “Investor Relations – SEC Filings”.

Annual Report and Company Information

A copy of our Annual Report to unitholders is being furnished to unitholders concurrently herewith.

The Company will mail without charge, upon written request, a copy of the Annual Report, including the financial statements, schedule and list of exhibits, and any exhibit specifically requested. Unitholders may request a written copy of our Audit Committee Charter, Compensation Committee Charter, Corporate Governance and Nominating Committee Charter, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics, by writing to our Corporate Secretary. Requests should be sent to:

Steel Partners Holdings L.P.
Attn: Leonard J. McGill, Corporate Secretary
590 Madison Avenue
32nd Floor
New York, New York 10022

Each of these documents is also available on our website, www.steelpartners.com under “Investor Relations – Corporate Governance” for the Committee charters and “Investor Relations – SEC Filings” for the Annual Report.

No Right of Appraisal

Neither the Delaware Limited Partnership Act nor the LP Agreement provides for appraisal or other similar rights for dissenting unitholders in connection with any of the proposals to be voted upon at the Annual Meeting.

Independent Auditors

We have been advised that representatives of BDO are expected to attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements may be identified by their use of such words as “expects,” “anticipates,” “intends,” “hopes,” “believes,” “could,” “may,” “will,” “projects” and “estimates,” and other similar expressions, but these words are not the exclusive means of identifying such statements. We caution that a variety of factors, including but not limited to the following, could cause our results to differ materially from those expressed or implied in our forward-looking statements: our ability to deploy our capital in a manner that maximizes unitholder value; the ability to identify suitable acquisition candidates or business and investment opportunities; the inability to realize the benefits of net operating losses of our affiliates and subsidiaries; the ability to consolidate and manage our newly acquired businesses; fluctuations in demand for our services; general economic conditions and other risks detailed from time to time in filings we make with the Securities and Exchange Commission (“SEC”), including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q. Except as required by law, we assume no obligation to update any forward-looking information that is included in this Proxy Statement.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

At the Annual Meeting, unitholders are being asked to elect five directors to serve on the Board until the next annual meeting or until their successors are elected and qualified. In addition to the nominees listed below, pursuant to the LP Agreement, SP General Services LLC (“SPGS” or the “Manager”) has designated Warren G. Lichtenstein and Jack Howard to serve as directors effective as of the date of the Annual Meeting.

The persons named in the enclosed form of proxy have advised that, unless contrary instructions are received, they intend to vote “FOR” the five nominees named by the Board and listed on the following table. The Board does not expect that any of the nominees will be unavailable for election as a director. However, if by reason of an unexpected occurrence one or more of the nominees is not available for election, the persons named in the form of proxy have advised that they will vote for the substitute nominees as the Board may propose.

Each of the following nominees is currently serving as a director. Each of the biographies of the nominees for election as directors below contains information regarding the person’s service as a director, business experience, director positions held currently or at any time during the past five years, and the experience, qualifications, attributes and skills that caused the Corporate Governance and Nominating Committee and the Board to determine that the person should be nominated for election as a director of the General Partner at the Annual Meeting. The following information is as of April 15, 2015.

Name	Age	Position With The Company	Director Since
Warren G. Lichtenstein	49	Executive Chairman	2009
Jack L. Howard	53	President, Director	2011
Anthony Bergamo (1)(2)(3)(6)	68	Director	2009
John P. McNiff (1)(4)(5)(6)	54	Director	2009
Joseph L. Mullen (1)(2)(6)(7)	68	Director	2009
General Richard I. Neal (1)(2)(4)	72	Director	2009
Allan R. Tessler (1)(4)	78	Director	2009
__________________________
(1)	Independent Director.

(2)	Member of Audit Committee.

(3)	Chairman of Audit Committee.

(4)	Member of Corporate Governance and Nominating Committee.

(5)	Chairman of Corporate Governance and Nominating Committee.

(6)	Member of Compensation Committee.

(7)	Chairman of Compensation Committee.

Anthony Bergamo has been a member of the Board since July 15, 2009. Mr. Bergamo held various positions with MB Real Estate, a property development and management company based in New York City and Chicago, since April 1996, including the position of Vice Chairman since May 2003. Mr. Bergamo served as Managing Director with Milstein Hotel Group, a hotel operator, since April 1995. He has also serves as the Chief Executive Officer of Niagara Falls Redevelopment, LLC, a real estate development company, since August 1998. He serves as a director of ModusLink Global Solutions, Inc, a NASDAQ company providing customized supply chain management services to the world’s leading high technology companies (“ModusLink”), since December 2013 and as Chair of its Audit Committee since May 2014. Mr. Bergamo was a director of Lone Star Steakhouse & Saloon, Inc., an owner and operator of restaurants, from May 2002 until December 2006, at which time such company was sold to a private equity fund. At the time of such sale, Mr. Bergamo was the Chairman of the Audit Committee of Lone Star Steakhouse & Saloon, Inc.  He has also been a director since 1995, a Trustee since 1986 and currently is Chairman of the Audit Committee and a member of the Executive and Compensation Committees of Dime Community Bancorp. Mr. Bergamo is also the Founder of the Federal Law Enforcement Foundation, a foundation that provides economic assistance to both federal and local law enforcement officers suffering from serious illness and to communities recovering from natural disasters, and has served as its Chairman since 1988. Mr. Bergamo serves on the New York State Judicial Screening Committee, First Department and the State of New York Mortgage Agency as the Chairman of the Audit Committee. He formerly served as a Member of the New York State Commission for Sentencing Reform as a member of the Board of New York Off-Track Betting. Mr. Bergamo serves as Chairman of the Audit Committee of the Board. He earned a B.S. in History from Temple University, and a J.D. from New York Law School. He is admitted to the New York, New Jersey and Federal Bars, the US Court of Appeals and the US Supreme Court.

The Board has determined that Mr. Bergamo’s broad experience as chief executive officer and operating officer of public and private companies and his more than sixteen years of service on boards of public companies and various public service organizations enable him to assist in the management of the Company.

John P. McNiff has been a member of the Board since July 15, 2009. He has been chairman of Discovery Capital Management, LLC, a multi-strategy hedge fund, since 2004. Mr. McNiff has served as a director of ICM Insurance, a New York corporation, since 1999. In 1993, Mr. McNiff co-founded Longwood Investment Advisors, Inc., a Pennsylvania corporation, and served as President from 1993 until 2005. In 1991, Mr. McNiff also co-founded Radnor Holdings Corporation, a diversified chemical manufacturer, and served as its Senior Vice President, from 1991 until 2004.  From 1988 until 1991, Mr. McNiff served as Vice President of Corporate Development of Airgas, a publicly traded New York Stock Exchange company. From 1986 until 1988, Mr. McNiff was an associate at the law firm of Davis Polk & Wardwell. Mr. McNiff has served on the boards of Colonial Penn Insurance Company, Lincoln Mortgage Company, Chartwell Investment Partners, Radnor Holdings Corporation, Insurance Capital Management, Cooke & Bieler, and Alliance Healthcare. He holds a B.A. from Yale University and a J.D. from New York University School of Law.

The Board has determined that Mr. McNiff’s extensive knowledge of securities law and financial management and his service on numerous boards enable him to assist in the management of the Company.

Joseph L. Mullen has been a member of the Board since July 15, 2009. Mr. Mullen served as a director of our predecessor entity WebFinancial Corporation (“WebFinancial”) from 1995 until December 2008. Since January 1994, Mr. Mullen has served as Managing Partner of Li Moran International, Inc., a management consulting company, and has functioned as a senior officer overseeing the merchandise and marketing departments for such companies as Leewards Creative Crafts Inc. and Office Depot of Warsaw, Poland.

The Board has determined that Mr. Mullen’s experience as a member of various audit committees, including membership on the audit committee of WebFinancial, as well as over 20 years experience working with various banks and retailers and as vice president of Hills Department Stores with line item responsibility enable him to assist in the management of the Company. Mr. Mullen also serves on the Board of Trustees for Benajmin Franklin Classical Charter Public School in Franklin, MA, which includes membership on the Finance Committee.

General Richard I. Neal has been a member of the Board since July 15, 2009. General Neal became President of Sisvel US, Inc. in 2010 and served as President of Audio MPEG since 2003; both companies license intellectual property. He is presently Chairman of the Board for SisvelUS. Additionally, General Neal was President of IP Global and Safer Display, both intellectual property licensing companies. He was the Senior Mentor for the United States Marine Corps for five years and has been a Senior Fellow for the National Defense University since his retirement from the Marines Corps in 1998. General Neal currently serves as a director of Humanetics Corporation and is a Trustee for Norwich University. He was a Senior Fellow for the Institute for Defense and Business at the University of North Carolina. He was a director for United Industrial Corporation and for AgustaWestland Inc. Following graduation from Northeastern University in 1965, he was commissioned as a Second Lieutenant in the Marine Corps. For the next thirty-five years, General Neal commanded at every level within the Marine Corps; battery, battalion, brigade and as the Second Marine Division Commander. He served two tours in the Republic of Vietnam. During Operation Desert Storm, General Neal served as the Director of Operations for U.S. Central Command and was also responsible for briefing the international press on the war. Before his retirement in 1998, General Neal’s last assignment was as the Assistant Commandant of the Marine Corps. General Neal holds a B.S. in History and Education from Northeastern University, and a M.Ed. from Tulane University and is a graduate of the National War College.

The Board has determined that General Neal’s unique experience in negotiating licensing agreements, developing financial settlements, and collecting and distributing royalties, along with his experience as Chairman of the 38-member Board of the Military Officers Association of America that represents a membership of 375,000 and is intimately involved in governance issues and policy development, enable him to assist in the management of the Company.

Allan R. Tessler has been a member of the Board since July 15, 2009. Mr. Tessler has served as the Chairman and Chief Executive Officer of International Financial Group, Inc., an international merchant banking firm, since 1987. Mr. Tessler served as Chief Executive Officer of Epoch Holding Corporation, a NASDAQ-listed investment management company, from February 2000 until June 2004, and has served as Chairman of the Board since May 1994. Previously, he was Co-Chairman and Co-Chief Executive Officer of Interactive Data Corporation (formerly Data Broadcasting Corporation), a securities market data supplier, from June 1992 until February 2000. Mr. Tessler was co-founder and Chairman of the Board of Enhance Financial Services, Inc., a public insurance holding company, from 1986 until 2001, and was Chairman of the Board of Great Dane Holdings Inc., a private diversified holding company, from 1987 until 1996. He presently is lead director of Limited Brands, Inc., director of Imperva, Inc. and director of TD Ameritrade Holding Corporation. He serves as Chairman of the Board of Trustees of the Hudson Institute and is a member of the Board of Governors of the Boys & Girls Clubs of America. Mr. Tessler received his undergraduate degree from Cornell University and L.L.B. from Cornell University Law School.

The Board has determined that Mr. Tessler’s broad business experience and financial expertise, together with his involvement in various public policy issues, enable him to assist in the management of the Company.

Additional Directors

In addition to the nominees listed above, pursuant to the LP Agreement, SPGS has designated Warren G. Lichtenstein and Jack Howard to serve as directors effective as of the date of the Annual Meeting.

Warren G. Lichtenstein served as the Chairman of the Board from July 15, 2009 to February 26, 2013 and has served as Executive Chairman since February 2013. He served as our Chief Executive Officer from July 15, 2009 until February 26, 2013, at which time he became our Executive Chairman. He has served as Chairman of the Board of Handy & Harman Ltd. (formerly known as WHX Corporation) (“HNH”), a NASDAQ-listed, Delaware corporation in which the Company has a majority ownership interest, since July 2005. Mr. Lichtenstein served as the Chairman and Chief Executive Officer of Steel Partners Holdings GP Inc. (“Steel Holdings GP”) from July 2009 to February 2013, and as Executive Chairman since February 2013. Steel Holdings GP is the general partner of the Company. Mr. Lichtenstein is the Chairman and Chief Executive Officer of Steel Partners LLC (“Steel Partners”) and has been associated with Steel Partners and its affiliates since 1990. Since March 2013, Mr. Lichtenstein has served as Chairman of the Board of ModusLink Global Solutions, Inc. (“ModusLink”), a NASDAQ company providing customized supply chain management services to the world’s leading high technology companies. Mr. Lichtenstein has served as a director of GenCorp Inc., a NYSE-listed manufacturer of aerospace and defense products and systems with a real estate business segment, since March 2008 and has served as the Chairman of the Board since March 2013. Mr. Lichtenstein has served as a director (currently Chairman of the Board) of Steel Excel Inc. (“Steel Excel”), a company whose business currently consists of Steel Sports Inc. and Steel Energy Services Ltd., since October 2010 and Chairman of the Board since May 2011. In 2011 Mr. Lichtenstein founded Steel Sports, Inc., a subsidiary of Steel Excel dedicated to building a network of participatory and experience-based sports-related businesses, with a particular emphasis on youth sports. He has served as a director of SL Industries, Inc. (“SL Industries”), a company that designs, manufactures and markets power electronics, motion control, power protection, power quality electromagnetic and specialized communication equipment that is listed on NYSE Amex, since March 2010. He previously served as a director (formerly Chairman of the Board) of SL Industries from January 2002 to May 2008 and served as Chief Executive Officer from February 2002 to August 2005. Mr. Lichtenstein served as a director of WebFinancial Corporation (“WebFinancial”), the predecessor entity of Steel Holdings, from 1996 to June 2005, as Chairman and Chief Executive Officer from December 1997 to June 2005 and as President from December 1997 to December 2003, and he has previously served as a director (formerly Chairman of the Board) of United Industrial Corporation (“United Industrial”) and as a director of KT&G Corporation and of Layne Christensen Company. In 2010 he established the Steel Partners Foundation, a private charitable foundation, and he is a member of the Board of Our Kids First Foundation.

The Board has determined that Mr. Lichtenstein’s extensive experience in corporate finance, executive management, investing and his service as a director and advisor to a diverse group of public companies enable him to assist in the management of the Company.

Jack L. Howard has served as our President since July 15, 2009 and has been a member of our Board of Directors since October 18, 2011. He also served as the Company’s Assistant Secretary from July 15, 2009 until September 19, 2011 and as the Company’s Secretary from September 19, 2011 until January 2012. Mr. Howard has been a registered principal of Mutual Securities, Inc., a FINRA registered broker-dealer, since 1989. Mr. Howard has been a director of HNH since July 2005, Vice Chairman of the Board since March 2012 and principal executive officer since January 2013. He is the President of SPGS. He is the President of Steel Partners and has been associated with Steel Partners and its affiliates since 1993. Mr. Howard also co-founded SPII in 1993. Mr. Howard has been a director of Steel Excel since December 2007, serving as Vice Chairman of the Steel Excel Board since May 2012, and Principal Executive Officer of Steel Excel since March 2013. He has served as Chairman of DGT Holdings Corp. (“DGT”), currently a real estate company, since September 2011. He has served as the Chairman of iGo, Inc. since August 2013. He has been a director of CoSine Communications, Inc., a holding company, since July 2005. He currently holds the securities licenses of Series 7, Series 24, Series 55 and Series 63.

The Board has determined that Mr. Howard’s managerial and investing experience in a broad range of businesses, as well as his service on the boards of directors and committees of both public and private companies, which includes serving on the board of directors of a well services company, allow him to effectively lead the management of the Company.

Required Vote and Board Recommendation

If a quorum is present, the director nominees receiving a plurality of the votes cast during the Annual Meeting will be elected to fill the seats of our Board. Limited Partners do not have the right to cumulate their votes in the election of directors.

If you hold your LP Units in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining if a quorum is present. If you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal your broker will not have the authority to vote your LP Units with respect to the election of directors to our Board. Such abstentions and broker non votes will have no effect on the outcome of the election of directors to our Board, but such LP Units will be counted for purposes of establishing a quorum.

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

INFORMATION CONCERNING
THE BOARD OF DIRECTORS AND BOARD COMMITTEES

Director Independence

The Board has undertaken its annual review of director independence. During this review, the Board considered all transactions and relationships between each current director and nominee for director or any member of such person’s immediate family and the Company, and its subsidiaries and affiliates. The purpose of this review is to determine whether any relationship or transaction is considered a “material relationship” that would be inconsistent with a determination that a director is independent. In assessing the independence of our directors, our Board has reviewed and analyzed the standards for independence required under the NYSE listing standards, including NYSE listing standard 303A.02, which include a series of objective tests, such as that a director may not be our employee or officer, and that the director has not engaged in various types of business dealings with us. The Board affirmatively determined that, of our current directors and director nominees, Messrs. Bergamo, McNiff, Mullen and Tessler, and General Neal qualify as “independent” in accordance with the NYSE listing standards.

Board Structure and Risk Oversight

The Board is currently comprised of seven members, five of whom are elected annually by our unitholders and two of whom are appointed by SPGS. Warren G. Lichtenstein, the Executive Chairman and Chief Executive Officer of SPGS, served as the Chairman of the Board and Chief Executive Officer from July 2009 to February 2013 and has served as Executive Chairman since February 2013. We determined it was in the Company’s best interest to combine the roles of Chairman and Chief Executive Officer to ensure a strong leadership for the Board, particularly since SPGS is tasked with the day-to-day management of the Company. We do not have a Lead Independent Director. Rather, the Company’s five independent directors, who are the sole members of the Audit, Compensation and Corporate Governance and Nominating Committees, provide strong independent leadership for each of those three committees. The independent directors meet in executive session from time to time, as deemed appropriate in their discretion, in their various capacities, and as the Audit Committee, the three independent directors meet in executive sessions with our outside auditors on a regular basis. At each such meeting of the independent directors, in lieu of having a Lead Independent director, the directors rotate the presiding position among the chairs of the Board committees.

The Company is managed by SPGS, pursuant to the terms of the Sixth Amended and Restated Management Agreement, by and between SP Corporate Services LLC (“SP Corporate”), a wholly owned subsidiary of the Company, and SPGS (the “Management Agreement”), as discussed in further detail in the section entitled “Executive Compensation - The Management Agreement.” From its founding in 1990, SPGS and its affiliates have focused on increasing value for investors in the entities it has managed, including the Company.

The Board is actively involved in overseeing the Company’s risk management processes. The Board focuses on the Company’s general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of the Company’s businesses, and the Board and management actively engage in discussion on these topics.

Each of the Board’s committees considers risk within its area of responsibility. For example, the Audit Committee provides oversight of legal and compliance matters and assesses the adequacy of the Company’s risk-related internal controls. The Compensation Committee considers risk and analyzes our executive compensation programs to ensure SPGS is providing incentives to appropriately reward executives for growth without undue risk taking.

Annual Meeting Attendance

We strongly encourage directors to attend our annual meetings of Limited Partners. The Board generally endeavors to hold Board and committee meetings on the same day as the annual meeting of Limited Partners to encourage director attendance. Each of our directors attended our 2014 Annual Meeting of Limited Partners held on May 27, 2014, in person or telephonically.

Meetings of the Board

During 2014, the Board met 6 times and acted by unanimous written consent 4 times. Each director attended over 75% of the aggregate number of meetings of the Board and the meetings held by committees of the Board during the period such director served on the Board or applicable committee during 2014, with the exception of Mr. McNiff who did not attend one of the two Compensation Committee meetings.

Committees of the Board

Standing committees of the Board consist of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. Each committee operates under a written charter approved by the Board. Each of the charters of the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee are available on our website at www.steelpartners.com. Each of these charters also is available in print to any unitholder upon request.

Audit Committee

The members of our Audit Committee are Anthony Bergamo, Joseph L. Mullen, and General Richard I. Neal. Each of Messrs. Bergamo and Mullen, and General Neal are non-employee members of the Board. After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the General Partner that might affect their independence from the General Partner, the Board has determined that (i) all current Audit Committee members are “independent” as that concept is defined in Section 10A of the Exchange Act, (ii) all current Audit Committee members are financially literate, and (iii) Mr. Bergamo, who is independent, qualifies as an “audit committee financial expert” under the applicable rules promulgated pursuant to the Exchange Act. Unitholders should understand that this designation is a disclosure requirement of the SEC related to the experience and understanding of Mr. Bergamo with respect to certain accounting and auditing matters. The designation of “audit committee financial expert” does not impose upon Mr. Bergamo any duties, obligations or liabilities that are greater than are generally imposed on any such director as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of the other members of the Audit Committee or the Board.

The Audit Committee met 7 times and acted by unanimous written consent 4 times during 2014. The Audit Committee assists the full Board in its general oversight of our financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and retention of our independent registered public accounting firm, which reports to the Audit Committee. In addition, any related-person transactions, excluding certain limited compensation matters involving one of our directors or executive officers, which are delegated to the Compensation Committee, must be reviewed and approved by the Audit Committee or another independent body of the Board.

Compensation Committee

The members of our Compensation Committee are Anthony Bergamo, John P. McNiff, and Joseph L. Mullen. Each of Messrs. Bergamo, McNiff and Mullen are non-employee members of the Board. The Compensation Committee reviews compensation arrangements and personnel matters. The Compensation Committee charter provides that the Compensation Committee may delegate certain duties to a consultant and/or advisor. The Compensation Committee met twice during 2014.

Corporate Governance and Nominating Committee

The members of our Corporate Governance and Nominating Committee are John P. McNiff, General Richard I. Neal, and Allan R. Tessler. Each of Messrs. McNiff and Tessler and General Neal are non-employee members of the Board.

The Corporate Governance and Nominating Committee met once during 2014. The Corporate Governance and Nominating Committee is responsible for reviewing the qualifications of potential candidates for membership on our Board and recommending such candidates to the full Board. In addition, the Corporate Governance and Nominating Committee makes recommendations regarding the structure and composition of our Board and advises and makes recommendations to the full Board on matters concerning corporate governance. In addition, the Corporate Governance and Nominating Committee determines, on an annual basis, which members of our Board meet the definition of “independent” as defined in the NYSE listing standards, and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director.

Consideration of Director Nominees; New Nominees for Director

Director Qualifications. The goal of the Corporate Governance and Nominating Committee is to identify nominees who will contribute to our overall corporate goals and objectives. In making such evaluation, the Corporate Governance and Nominating Committee considers a nominee’s character, judgment, business experience, personal and professional background, areas of expertise and contribution to diversity of the Board in light of its then-current composition and the Corporate Governance and Nominating Committee’s assessment of the perceived needs of the Board. The Corporate Governance and Nominating Committee considers the qualifications of each potential nominee not only for their individual strengths, but also for the potential contribution to the Board as a group. In addition, the Corporate Governance and Nominating Committee considers the level of the candidate’s commitment to active participation as a director, both at board and committee meetings and otherwise. The Corporate Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our unitholders. When appropriate, the Corporate Governance and Nominating Committee may retain executive recruitment firms to assist it in identifying suitable candidates. After its evaluation of potential nominees, the Corporate Governance and Nominating Committee submits its chosen nominees to the Board for approval.

Limited Partner Nominees. The Corporate Governance and Nominating Committee will consider Limited Partner recommendations for director candidates. If a Limited Partner would like to recommend a director candidate for the 2016 Annual Meeting of Limited Partners, the Limited Partner must deliver the recommendation to our Corporate Secretary at our principal executive offices no later than 90 days prior to and no earlier than 120 days prior to June 11, 2016, the date that is the one year anniversary of the Annual Meeting (the deadline for nominations for the 2016 Annual Meeting of Limited Partners is between February 12, 2016 and no later than March 13, 2016). Notwithstanding the foregoing, if the 2016 Annual Meeting of Limited Partners occurs on a date more than 30 days earlier or 70 days after the date that is the one year anniversary of the Annual Meeting, then notice by the Limited Partner to be timely for the 2016 Annual Meeting must be delivered no later than 90 days prior to and no earlier than 120 days prior to the actual date of the 2016 Annual Meeting of Limited Partners, or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2016 Annual Meeting of Limited Partners is first made by our Board.

Recommendations for candidates should be accompanied by personal information about the candidate, including a list of the candidate’s references, the candidate’s resume or curriculum vitae and the other information that would be required in the Limited Partner notice required by Section 13.4(c)(v) of the LP Agreement. A Limited Partner recommending a candidate may be asked to submit additional information as determined by the Corporate Governance and Nominating Committee and as necessary to satisfy the rules of the SEC. If a Limited Partner’s recommendation is received within the time period set forth above and the Limited Partner has met the criteria set forth above, the Corporate Governance and Nominating Committee will evaluate such candidate, along with the other candidates being evaluated by the Corporate Governance and Nominating Committee, in accordance with the committee’s charter and corporate governance principles, and will apply the criteria described under “Consideration of Director Nominees; New Nominees for Director—Director Qualifications” above.

There have been no changes to the procedures by which our security holders may recommend nominees to our Board since the filing of our Definitive Proxy Statement on April 21, 2014 for our 2014 Annual Meeting of Limited Partners, which was held on May 27, 2014.

Communication with the Board

You may contact the Board by mail to: Board of Directors, c/o Corporate Secretary, Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022. An employee will forward these letters directly to the Board. We reserve the right not to forward to the Board any abusive, threatening or otherwise inappropriate materials.

Code of Ethics

The General Partner has adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of its directors, officers and employees. The Code of Conduct is reasonably designed to deter wrongdoing and to promote (i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, (ii) compliance with applicable governmental laws, rules and regulations, (iii) the prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the Code of Conduct, and (iv) accountability for adherence to the Code of Conduct. The Code of Conduct is available on the Company’s website at www.steelpartners.com. Amendments to the Code of Conduct and any grant of a waiver from a provision of the Code of Conduct requiring disclosure under applicable SEC rules will be disclosed on the Company’s website at www.steelpartners.com.

Corporate Governance Guidelines

The General Partner has adopted a set of corporate governance guidelines that applies to all of our directors, officers, employees and representatives. Our Corporate Governance Guidelines are available on our website at www.steelpartners.com.

LP UNIT OWNERSHIP OF PRINCIPAL UNITHOLDERS AND MANAGEMENT

The following table presents certain information regarding the beneficial ownership of our LP Units as of April 15, 2015, by (a) each beneficial owner of 5% or more of our outstanding LP Units known to us, (b) each director of the General Partner, (c) each “named executive officer” of the General Partner and (d) all directors and executive officers of the General Partner as a group.

The percentage of beneficial ownership for the table is based on 27,651,544 LP Units outstanding as of April 15, 2015. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their LP Units. Unless otherwise indicated in the footnotes to the table below, each beneficial owner listed below maintains a mailing address of c/o Steel Partners Holdings L.P., 590 Madison Avenue, 32nd Floor, New York, New York 10022.

The number of LP Units beneficially owned by each unitholder is determined under SEC rules and is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes those LP Units over which the unitholder has sole or shared voting or investment power and those LP Units that the unitholder has the right to acquire within 60 days after April 15, 2015, including through the exercise of an option or vesting of a restricted stock unit, or “RSU”. The “Percentage of Units” column treats as outstanding all LP Units underlying options that are exercisable within 60 days after April 15, 2015, or vesting of an RSU held by the Directors and named executive officers individually and as a group, but not LP Units underlying equity awards that are exercisable by other unitholders.

	LP Units Beneficially Owned
Name of Beneficial Owner	Number of Units (1)		Percentage of Units Outstanding (1)(2)
Directors and Named Executive Officers:
Jack L. Howard	3,085,505	(3)	11.2%
Warren G. Lichtenstein	10,059,235	(4)	36.4%
Anthony Bergamo	39,714		*
John P. McNiff	154,633	(5)	*
Joseph L. Mullen	32,935		*
General Richard I. Neal	30,490		*
Allan R. Tessler	30,372		*
James F. McCabe, Jr.	6,341		*
Leonard J. McGill	2,882		*
Directors and executive officers as a group (9 persons)	13,442,107		48.6%
5% Unitholders:
Steel Partners, Ltd.	7,200,802	(6)	26.0%
Entities affiliated with Entrust Capital Diversified Fund Ltd.	2,434,309	(7)	8.8%
 _______________

*	Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to the units. The percentage of common units owned is based on 27,651,544 common units outstanding as of April 15, 2015, inclusive of 130,264 Class B Units, but exclusive of treasury units and units held by DGT, a subsidiary of the Company.

(2)
Absent banking regulatory approval, voting rights are forfeited with respect to all common units in excess of 9.9%, and such common units may not be voted on any matter and will not be considered to be outstanding when sending notices of a meeting of unitholders (unless otherwise required by law), calculating required votes, determining the presence of a quorum or for other similar purposes.

(3)
Consists of the following: (i) 807,915 common units held directly by Mr. Howard; (ii) 1,519,552 common units beneficially owned by The II Trust; (iii) 747,938 common units beneficially owned by The III Trust; and (iv) 10,100 common units held by EMH Howard, LLC (“EMH”). Mr. Howard is the trustee for The II Trust and The III Trust and the managing member of EMH. Mr. Howard may be deemed to have investment and voting power with respect to the common units held by The II Trust, The III Trust and EMH. Mr. Howard disclaims beneficial ownership of such common units beneficially owned by The II Trust, The III Trust and EMH, except to the extent of his pecuniary interest therein.

(4)
Consists of the following: (i) 1,150,081 common units held directly by Mr. Lichtenstein; (ii) 7,069,911 common units, inclusive of 130,264 Class B Units, beneficially owned by a subsidiary of SPL; (iii) 130,891 common units beneficially owned by SPL; (iv) 1,208,352 common units beneficially owned by SPH SPV; and (v) 500,000 held in a grantor retained annuity trust. Mr. Lichtenstein is Chief Executive Officer and a shareholder of SPL and the managing member of SPH SPV. Mr. Lichtenstein may be deemed to have shared investment and voting power with respect to such common units held indirectly by him. Mr. Lichtenstein disclaims beneficial ownership of such common units not directly held by him, except to the extent of his pecuniary interest therein.

(5)
Consists of the following: (i) 30,995 common units held directly by Mr. McNiff; (ii) 45,816 units beneficially owned by the John and Evelyn McNiff Trust; (iii) 73,351 common units beneficially owned by the Evelyn B Olin Irrevocable Trust, or the “Olin Trust”; and (iv) 4,471 common units beneficially owned by the JNS Charitable Lead Annuity Trust, or the “JNS Trust”. Mr. McNiff is the co-trustee of each of the Children’s Trust, Olin Trust and the JNS Trust. Mr. McNiff may be deemed to have shared investment and voting power with respect to the common units held by the John and Evelyn McNiff Trust, Olin Trust and the JNS Trust. Mr. McNiff disclaims beneficial ownership of such common units beneficially owned by the John and Evelyn McNiff Trust, Olin Trust and the JNS Trust, except to the extent of his pecuniary interest therein.

(6)	Consists of the following: (i) 130,891 common units beneficially owned by SPL and (ii) 7,069,911 units beneficially owned by a subsidiary of SPL.

(7)
Based solely on information contained in Amendment No. 2 to Schedule 13G filed by Entrust Partners LLC a Delaware limited partnership (“Entrust”), filed with the SEC on February 13, 2015. Entrust reported that it had shared voting power and shared dispositive power with respect to 2,434,309 common units. The principal address of Entrust is 375 Park Avenue, 24 FL, New York, NY 10152.

TRANSACTIONS WITH RELATED PERSONS

In this “Transactions with Related Persons” section, all dollar amounts are in thousands, except for unit and per unit amounts.

Related-Person Transactions Policy and Procedures

The LP Agreement generally provides that affiliated transactions and resolutions of conflicts of interest between the Manager or its affiliates, or any director of the Board, on the one hand, and us, on the other, must be approved by a majority of the disinterested directors of the Board or a conflicts committee established by the Board and must be on terms no less favorable to us than those generally provided to or available from unrelated third parties or “fair and reasonable” to us, taking into account the totality of the relationships between the parties involved.

In addition, the Company has a written Related Person Transaction Policy, which is administered by the Audit Committee. The Related Person Transaction Policy provides that the Audit Committee is to consider all relevant factors when determining whether the terms of a related person transaction are fair and reasonable to us and whether to approve or ratify a related person transaction; provided however that these requirements will be deemed satisfied and not a breach of any duty as to any transaction (i) approved by the Audit Committee; (ii) approved by the vote of the holders of a majority of the voting power of outstanding voting units (excluding voting units owned by us, the General Partner and persons that we and the General Partner control); (iii) the terms of which are no less favorable to us than those generally being provided to or available from unrelated third parties; or (iv) that is fair and reasonable to us, taking into account the totality of the relationships between the parties involved (including other transactions that may be or have been particularly favorable or advantageous to us). Among other relevant factors, the Audit Committee will consider the size of the transaction and the amount payable to a related person, the nature of the interest of the applicable related person, whether the transaction may involve a conflict of interest and whether the transaction involves the provision of goods or services to us that are available from unaffiliated third parties.

Under the Related Person Transaction Policy, a related person means:

(1) any person who was, at any time since the beginning of our last fiscal year, a director, director nominee or executive officer of the General Partner, even if the person was not a director, director nominee or executive officer of the General Partner at the time of the transaction;

(2) any person who was, at any time since the beginning of our last fiscal year, an immediate family member of a director, director nominee or executive officer of the General Partner and any person (other than a tenant or employee) sharing the household of such director, director nominee or executive officer of the General Partner, even if the person was not an immediate family member of such director, director nominee or executive officer of the General Partner at the time of the transaction;

(3) any person who was, at the time the transaction in question occurred or existed, a holder of 5% or more of our voting units;

(4) any person who was, at the time the transaction in question occurred or existed, an immediate family member of a holder of 5% or more of our voting units and any person (other than a tenant or employee) sharing the household of such unitholder;

(5) an entity in which any of the persons identified in (1) through (4) above acts as an officer or general partner of or otherwise controls such entity or in which such person, together with any other persons identified in clauses (1) through (4) above, holds an aggregate ownership interest of at least 10%.

Under the Related Person Transaction Policy, a related person transaction includes any transaction or currently proposed transaction that occurred since the beginning of our most recent fiscal year in which we were or are to be a participant, a related person had or will have a direct or indirect material interest and the amount involved exceeds or reasonably can be expected to exceed $120. Under the Related Person Transaction Policy, a transaction includes, but is not limited to, any financial transaction, arrangement or relationship or any series of similar transactions, arrangements or relationships.

Certain Relationships and Related Transactions

Management Agreement

See “Executive Compensation” for a description of the Management Agreement.

 SPII Liquidating Trust

The Steel Partners II Liquidating Series Trust (“SPII Liquidating Trust”), a Delaware statutory trust, was formed and commenced operations on July 15, 2009.  The purpose of the SPII Liquidating Trust is to effect the orderly liquidation of certain assets previously held by SPII in connection with the withdrawal of the limited partners of SPII Onshore. Steel Partners II GP LLC (“SPIIGP”) is the liquidating trustee, and along with a Delaware trustee, has responsibilities that are generally limited to providing certain services in connection with the administration of the SPII Liquidating Trust. Mr. Lichtenstein is the managing member of SPIIGP. The Manager is the investment manager of the SPII Liquidating Trust.

The Company currently holds interests in the SPII Liquidating Trust. The Company’s interest in the SPII Liquidating Trust was $9,623 and $10,228 at December 31, 2014 and December 31, 2013, respectively. The SPII Liquidating Trust has an investment in (i) Steel Partners Japan Strategic Fund, L.P. (“SPJSF”), (ii) Steel Partners China Access I LP (“SPCA”), a private equity partnership investing in China. At December 31, 2014 and 2013, SPH’s interest in the SPII Liquidating Trust related to SPJSF and SPCA was $6,811and $3,950; and $2,812 and $5,771, respectively. We have no obligation to make any capital contributions to the SPII Liquidating Trust.

SP Corporate Services Agreements

The Company is party to a services agreement (the “Services Agreement”) with SP Corporate. The Services Agreement is automatically renewable on an annual basis unless terminated by either party on any anniversary date, upon at least 30 days written notice. SP Corporate is a wholly owned subsidiary of the Company’s wholly owned subsidiary SPH Services, Inc. (“SPH Services”). SPH Services was created to consolidate the executive and corporate functions of the Company and certain of its affiliates, including SP Corporate and Steel Partners LLC (“SPLLC”), and to provide such services to other portfolio companies. SPH Services acquired the membership interests of SP Corporate and SPLLC from SPL, an affiliate of the Manager.

Under the Services Agreement, SP Corporate provides legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, human resources, investor relations and other similar services related to our operation. The fee to be paid is agreed upon by SP Corporate and us from time to time. SP Corporate earned $3,000 for the year ended December 31, 2014 under the Services Agreement. Effective January 1, 2015, the annual fee was increased to $6,000 due to the restructuring of the Management Agreement with SPGS and the volume of management personnel time allocated to the Company.

On January 1, 2012, HNH entered into a written management services agreement (“HNH Management Services Agreement”) with SP Corporate, which restructured its prior management services arrangements. The Company has an approximately 66.1% ownership interest in HNH. Pursuant to the HNH Management Services Agreement, SP Corporate agreed to provide HNH with the continued services of Glen M. Kassan, as HNH’s Chief Executive Officer, and James F. McCabe, Jr., as HNH’s Chief Financial Officer, and certain other employees and corporate services. The HNH Management Services Agreement further provided that HNH would pay SP Corporate a fixed annual fee of approximately $10,980, consisting of (a) $1,740 in consideration of executive services provided by SP Corporate under the HNH Management Services Agreement, and (b) $9,240 in consideration of the corporate services provided by SP Corporate under the HNH Management Services Agreement, including, without limitation, legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, environmental health and safety, human resources, marketing, investor relations and other similar services rendered for HNH or its subsidiaries. The fees payable under the HNH Management Services Agreement are subject to an annual review and such adjustments as may be agreed upon by SP Corporate and HNH. The HNH Management Services Agreement has a term of one year, which will automatically renew for successive one-year periods unless and until terminated in accordance with the terms set forth therein, which include, under certain circumstances, the payment by HNH of a termination fee to SP Corporate. On December 21, 2012, the Audit Committee of the Company’s Board of Directors resolved that, effective January 1, 2013, certain individuals employed by SP Corporate and their related expenses would be transferred to HNH, and the fee paid under the HNH Management Services Agreement was accordingly reduced by approximately $2,000.The HNH Management Services Agreement was further modified, on March 27, 2013, following the retirement of Glen Kassan as Chief Executive Officer to provide that the services of Jack L. Howard would be provided to HNH as principal executive officer and to adjust the fees payable thereunder to a fixed annual fee of approximately $1,740 in consideration of executive services provided by SP Corporate and approximately $7,145 in consideration of the corporate services provided by SP Corporate.

On March 9, 2010, WebBank, a Utah chartered industrial bank and our subsidiary through WebFinancial Holding Corporation, and SP Corporate entered into a servicing agreement under which SP Corporate receives $63 quarterly and provides certain services to WebBank. The agreement is effective January 1, 2010, continues for three years and automatically renews for successive one year terms unless terminated in accordance with the agreement. For the year ended December 31, 2014, WebBank paid SP Corporate fees of $250.

Effective as of July 1, 2007, SP Corporate entered into services agreements with each of BNS Holding, Inc. (“BNS”) and CoSine Communications, Inc. (“CoSine”). The Company has an approximately 84.9% ownership interest in BNS and a 80.6% ownership interest in Cosine. Pursuant to the terms of the services agreements, of which the services agreement with BNS was amended on May 12, 2010, SP Corporate initially provided each of BNS and CoSine with certain services and each of BNS and CoSine paid SP Corporate a monthly fee of $42 and $17, respectively, which fees are adjustable annually upon agreement by the parties or at other times upon amendment to the services agreements. In addition, each of BNS and CoSine are obligated to reimburse SP Corporate for certain expenses, including legal expenses, as well as all reasonable and necessary business expenses, incurred on behalf of each of BNS and CoSine. Services provided under the services agreements include the non-exclusive services of persons to perform accounting, tax, administrative, compliance and investor relations services. In March 2013 the annual fee from BNS was adjusted from $600 to $204, based on reduced hours forecast as BNS had sold its only operation and now has a liquidating trust. BNS incurred management fees of $204 for the year ended December 31, 2014.

Effective as of September 1, 2009, SP Corporate entered into a management services agreement with DGT, a subsidiary of the Company. The Company has an approximately 82.7% ownership interest in DGT. Pursuant to the terms of the management services agreement, which was amended on October 1, 2011, SP Corporate provides DGT with certain services and DGT paid SP Corporate a monthly fee of $48, which fee is adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreement. In addition, DGT is obligated to reimburse SP Corporate for certain expenses, including legal expenses, as well as all reasonable and necessary business expenses, incurred on behalf of DGT. Services provided under the management services agreement include the non-exclusive services of persons, including a chief executive officer and chief financial officer, to perform certain management and leadership services. DGT and SP Corporate amended the management services agreement effective June 1, 2013, to reduce the monthly fee to approximately $40. DGT incurred management fees of approximately $476 for the year ended December 31, 2014.

SP Corporate entered into a management services agreement with Steel Excel dated as of August 1, 2012, as amended on April 5, 2013, January 9, 2014, and October 1, 2014. The Company has an approximately 57.2% ownership interest in Steel Excel. Pursuant to the terms of the management services agreement as amended, SP Corporate provides Steel Excel with certain services and Steel Excel will pay SP Corporate an annual fee of $8,150 which fee is adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreement. Under the agreement, SP Corporate provides Steel Excel with CEO and CFO services, and certain other employees and corporate services, including, without limitation, legal, tax, accounting, treasury, consulting, auditing, administrative, compliance, environmental health and safety, human resources, marketing, investor relations and other similar services. The fees payable under the Agreement are subject to an annual review and such adjustments as may be agreed upon by SP Corporate and Steel Excel.

Effective January 1, 2012, SP Corporate also entered into management services agreements with JL Howard Inc. and with NOVT Corporation (“NOVT”) and SPL, a shareholder of NOVT. Under the Management Services Agreement with NOVT and SPL, SP Corporate provides the non-exclusive services of a person to serve as NOVT’s Chief Executive and Chief Financial Officer, with responsibility for any and all financing matters for NOVT and its subsidiaries, and a person to review annual and quarterly budgets and related matters, supervise and administer, as appropriate, all accounting/financial duties and related functions on behalf of each of the companies, and other similar items, and also provide the non-exclusive services of a person to serve as the companies’ corporate secretary, and as may be requested of a person to periodically review the status of the companies’ net operating losses. SP Corporate provides similar services under the management services agreement with ORE Pharmaceutical Holdings, Inc. (“ORE”). Under the management services agreement with JL Howard Inc., SP Corporate provides the non-exclusive services of a FINRA licensed person or people to execute securities orders and other related tasks. JL Howard Inc. pays SP Corporate $10 a month and NOVT, SPL and ORE pay SP Corporate $20, $60 and $20, respectively, per month, which fees are adjustable annually upon agreement by the parties or at other times upon amendment to the management services agreement.

Mutual Securities

Pursuant to the Management Agreement, the Manager is responsible for selecting executing brokers. Securities transactions for us are allocated to brokers on the basis of reliability and price and execution. The Manager has selected Mutual Securities as an introducing broker and may direct a substantial portion of the managed entities’ trades to such firm among others. Jack L. Howard, our President, is a registered principal of Mutual Securities. The Manager only uses Mutual Securities when such use would not compromise the Manager’s obligation to seek best price and execution. Commissions charged by Mutual Securities are generally commensurate with commissions charged by other institutional brokers. Mutual Securities also served as an introducing broker for the Company’s trades. The Commissions paid by the Company to Mutual Securities were approximately $310 for the year ended December 31, 2013, and $352 for the year ended December 31, 2014. Such commissions are included in the net investment gains (losses) in the consolidated statements of operations. The portion of the commission paid to Mutual Securities ultimately received by such officer is net of clearing and other charges.

Other

The Company has an arrangement whereby it holds an asset on behalf of a related party in which it has an investment. The asset had a fair value of $28,515 and $34,280 at December 31, 2013 and December 31, 2014, respectively. Under the terms of this arrangement, the related party is the sole beneficiary and the Company does not have an economic interest in the asset and the Company has no capital at risk with respect to such asset, other than indirectly through its indirect investment in such related party. For the year ended December 31, 2014 and 2013, the Company was indirectly compensated for providing this arrangement by the payment of a fee. The fees were not material.

EXECUTIVE OFFICERS

Our executive officers as of April 15, 2015, are Warren G. Lichtenstein, Executive Chairman, Jack L. Howard, President, James F. McCabe, Jr., Chief Financial Officer, and Leonard J. McGill, Senior Vice President, General Counsel and Secretary. Messrs. Lichtenstein and Howard also serve as directors, and their biographical information is included in Proposal 1- Election of Directors.

James F. McCabe, Jr. (age 52) has been our Chief Financial Officer since October 18, 2011 and President of SP Corporate, which is a subsidiary of our subsidiary, SPH Services, since January 2012. He has been the Senior Vice President of HNH since March 2007, and Chief Financial Officer since August 2008, and holds similar positions in substantially all of HNH’s subsidiaries. He has been the Chief Financial Officer of Steel Excel since May 2013. From July 2004 to February 2007, Mr. McCabe served as Vice President of Finance and Treasurer, Northeast Region, of American Water Works Company. From August 1991 to September 2003, he was with Teleflex Incorporated, a NYSE-listed diversified global industrial company, where he served in senior management positions including President of Teleflex Aerospace, President of Sermatech International, Chief Operating Officer of Sermatech International, President of Airfoil Technologies International and Chief Financial Officer of Teleflex Aerospace.

Leonard J. McGill (age 57), joined SPLLC in November 2011, and was appointed Senior Vice President, General Counsel and Secretary of the General Partner. Mr. McGill also serves as Senior Vice President, Chief Legal Officer and Assistant Secretary of HNH, a position to which he was appointed in January 2012. Mr. McGill has also served as Senior Vice President, General Counsel and Assistant Secretary of iGo, Inc. since October 2013 and as Vice President and General Counsel of DGT since August 2012 and of Steel Excel since June 2012. From May 2010 to October 2011, Mr. McGill was Senior Vice President, Secretary and General Counsel of Ameron International Corporation (“Ameron”), a multinational manufacturer of highly-engineered products and materials for the chemical, industrial, energy, transportation and infrastructure markets that was traded on the NYSE until it was sold in October 2011. Prior to joining Ameron, Mr. McGill served as Senior Vice President, General Counsel and Secretary of Fleetwood Enterprises, Inc. (“Fleetwood”), a producer and distributor of recreational vehicles and manufactured housing, which also traded on the NYSE, until April 2010. Fleetwood filed for Chapter 11 bankruptcy protection in May 2009. Prior to joining Fleetwood, Mr. McGill was of counsel to the international law firm of Gibson Dunn & Crutcher LLP. He is a graduate of the Georgetown University Law Center.

EXECUTIVE COMPENSATION

Compensation Discussion & Analysis

In this “Executive Compensation” section, all dollar amounts are in thousands, except for unit and per unit amounts and dollar amounts appearing in the “Summary Compensation” and “Director Compensation” tables and the footnotes thereto.

Overview

The following discussion of the Company’s compensation practices and philosophies and compensation earned relates to the following type of executive officers of the Company: (i) individuals who served as, or acted in the capacity of, the Company’s principal executive officer for 2014, (ii) individuals who served as, or acted in the capacity of, the Company’s principal financial officer for 2014; and (iii) the Company’s three most highly compensated executive officers, other than the Company’s principal executive officer and principal financial officer, who were serving as executive officers at the end of 2014, of which there was one such individual. We refer to these individuals collectively as our “named executive officers.”

Pursuant to the terms of the Management Agreement as discussed in further detail below, the Company’s day-to-day business affairs are managed by our Manager, which employs Messrs. Lichtenstein and Howard. Mr. McCabe is the Chief Financial Officer of the General Partner and an employee of SP Corporate, which is a subsidiary of our subsidiary, SPH Services. Mr. McGill is the Senior Vice President and General Counsel of the General Partner and an employee of SPLLC, a wholly-owned subsidiary of our subsidiary, SPH Services.

Accordingly, the discussion that follows in this Compensation Discussion and Analysis principally relates only to the compensation policies, philosophies and decision making process for Messrs. McCabe and McGill, as the compensation of the Company’s other named executive officers is provided pursuant to the Management Agreement.

Compensation Philosophy

The goal of the Company’s compensation program through the Management Agreement is to build long-term value for the Company’s unitholders. In furtherance of this goal, the Compensation Committee has developed an executive compensation program designed to: (i) attract and retain a quality executive with the leadership skills, attributes and experience necessary to succeed in an enterprise with the Company’s diverse product offerings and global reach; (ii) link compensation to the achievement of both the Company and individual performance goals; and (iii) balance our executives’ motivation to achieve near-term corporate goals with consistent performance over the long-term, which the Company believes best correlates with the creation of long-term unitholder value. At our 2014 Annual Meeting of Limited Partners, our unitholders expressed their support of our executive compensation programs designed to achieve this objective, with approximately 82% of votes cast approving our executive compensation.

Elements of Executive Compensation and How Each Relates to Overall Compensation Objectives

To achieve the above objectives, the Manager, with oversight from the Compensation Committee, has developed a compensation program that includes:

•      Base salary;

•      Cash bonuses;

•      Restricted stock; and

•      Retirement, health and other benefits.

The elements are intended to reward the executives for building long-term unitholder value and achieving specified annual goals for personal and company-wide performance.

Base compensation. Base salary payable to each executive is reviewed and approved annually by the Manager, and reported to the Compensation Committee, in accordance with the Management Agreement and the terms of Mr. McCabe’s employment agreement with SP Corporate. The payment of base salary is intended to recognize particularly the experience, skills, knowledge and responsibility required of each of the executives.

Cash bonuses. Cash bonuses are payable on a discretionary basis to Messrs. McCabe and McGill, subject in the case of Mr. McCabe also to the terms of his employment agreement as discussed in further detail below. The bonus system is designed to provide short-term incentives to participants for achieving annual targets, while also motivating and rewarding eligible participants for achieving longer term growth goals.

Equity Compensation. Equity compensation, in the form of restricted stock, is awarded on a discretionary basis from the equity incentive plans of related entities and is awarded from time to time to the Company's named executive officers, including the officers who serve pursuant to the management services agreements. The primary purpose of awarding equity compensation is to align the financial interest of all of our named executive officers with those of our unitholders. The Compensation Committee believes that awards of equity compensation achieve this goal because the named executive officers realize additional value from such awards on generally the same basis as our unitholders, insofar as unitholders realize value through the performance of the related entities. Moreover, because the restricted stock granted to the Company's named executive officers requires vesting, such rewards promote loyalty to the Company and recipients are further incentivized to focus on the long-term creation of value for unitholders.

Retirement; heath and other benefits. The Company provides payments for life, health and disability insurance and 401(k) matching contributions to Messrs. McCabe and McGill, as additional incentives to retain their employment.

Compensation Consultant

The Manager, in consultation with the Compensation Committee, engaged The Hay Group to assist it in reviewing and determining appropriate, competitive compensation for Messrs. McCabe and McGill and other senior employees of the Company whose services were not being provided pursuant to the Management Agreement. The Manager and the Compensation Committee believe The Hay Group’s familiarity with the Company and its compensation policies allows The Hay Group to provide more meaningful insights to the Manager in setting, and the Compensation Committee in reviewing, compensation levels. The Hay Group also reviewed the design and competitiveness of the Company’s non-employee director compensation program. The Hay Group has continued to provide to the Company, at its request, benchmarking, best practices and other data relevant to our compensation programs and changes thereto. In 2014, The Hay Group did not provide any other services to the Company, although it provided similar services to certain affiliates.

The Compensation Committee determined that the work of The Hay Group did not raise any conflicts of interest in 2014. In making this assessment, the Compensation Committee considered the independence factors enumerated in new Rule 10C-1(b) under the Exchange Act, including the fact that The Hay Group does not provide any other services to the Company, the level of fees received from the Company as a percentage of The Hay Group’s total revenue, policies and procedures employed by The Hay Group to prevent conflicts of interest, and whether the individual The Hay Group advisers to the Compensation Committee own any LP Units or have any business or personal relationships with members of the Compensation Committee or our executive officers.

The Hay Group provides the Manager and the Compensation Committee with external benchmarking data to establish competitive total compensation pay practices for each senior position. To generate this benchmarking data, The Hay Group utilizes broad market surveys of companies of the Company’s size and operating in similar geographic areas, but has not developed a specific peer group of companies that it reviews. The Manager, in consultation with the Compensation Committee, evaluates our executives’ compensation on an annual basis and makes changes accordingly. The Manager also takes into consideration current economic conditions and the Company’s financial projections, as well as The Hay Group’s data, for each position being reviewed, including providing the 25th, 50th and 75th percentile of compensation for each such position across the companies represented in its surveys.

Although substantial portions of the Company’s compensation program are performance-based, the Committee does not believe that the risks arising from the Company’s compensation policies and practices for its employees are reasonably likely to have a material adverse effect on the Company. In making this determination, the Company’s Vice President of Human Resources (the “VP of HR”) and the Manager evaluated, and reported to the Compensation Committee, the risk profile of the Company’s compensation programs and policies. In performing this evaluation, the VP of HR and the Manager looked at each element of compensation and the associated risks and mitigating factors for each element of compensation. Specifically, the evaluation included the mix of short-term and long-term incentive compensation, and the Manager’s discretion in making individual awards and caps on individual compensation awards.

Role of Executives in Establishing Compensation

Messrs. McCabe and McGill and our Executive Chairman and President, other members of management (particularly the VP of HR), and Compensation Committee members discuss the Company’s compensation issues and the performance and retention of its named executive officers. The VP of HR typically discusses compensation recommendations with other senior executives, and then presents recommendations as well as materials from The Hay Group to the Executive Chairman and President, who then make final determinations on compensation levels in their capacities as executives of the Manager. The action of the Manager is then communicated to the Compensation Committee, which provides general oversight for the program.

Certain members of the executive management team, including Messrs. McCabe and McGill and other employees regularly attend portions of Compensation Committee meetings in order to provide information and recommendations to the Compensation Committee as requested, although the Compensation Committee meets in executive session with only Compensation Committee members present when it deems appropriate.

Factors Considered in Determining the Amount of Each Element of Compensation

The level of overall compensation is reviewed by the Manager and the Compensation Committee in accordance with the Management Agreement not less than annually. The factors considered in determining base pay of each named executive include those related both to overall performance of the Company and the individual performance of each named executive. In determining annual base salary levels, consideration is also given to comparable compensation data for individuals holding similarly responsible positions at other companies, as reported by The Hay Group. Any bonuses are payable at the discretion of the Manager, and are not subject to the achievement of any specific performance targets or personal objectives. Mr. McCabe has a target to the effect that his bonuses will equal 130% of his salary, and Mr. McGill had a target of 75% of salary in 2013 and 100% of salary for 2014. Of these bonus targets, it is generally anticipated by the Manager that between 50% to 80% will be comprised of short-term cash incentives and 20% to 50% shall be provided in the form of long-term equity compensation. In prior years Mr. McGill was granted equity in December and other executives were granted equity in the following March, however, the December 2014 grant was delayed to February 2015 and the March grants accelerated to February 2015 to put everyone on the same cycle; hence moving compensation Mr. McGill would have received in 2014 to 2015.

Prior to 2012 the Company did not have an equity compensation program. In 2012, when it implemented a profits interest program to provide long-term incentive compensation to the Company’s executives, the Manager requested the approval of the compensation committees of the boards of directors of certain affiliated companies supported by SPH Services for the issuance of restricted stock by such affiliates to each of Messrs. McCabe and McGill, and to other executives.

Overview of the Management Agreement

The Management Agreement, which is described in greater detail below, provides that the Manager is responsible for managing our affairs. Messrs. Lichtenstein and Howard, who are employees of the Manager, or one or more of its affiliates, do not receive cash compensation from us or any of our subsidiaries for serving as our executive officers. The Manager has informed us that it cannot identify the portion of the compensation awarded to Messrs. Lichtenstein and Howard by the Manager, or its affiliates, that relates solely to their services to us, as the Manager does not compensate its employees specifically for such service.

Under the Management Agreement, the Manager receives a quarterly Management Fee at the annual rate of 1.5% of total partner’s capital, payable on the first day of each quarter and subject to quarterly adjustment plus certain incentive compensation. Warren G. Lichtenstein, our Executive Chairman, is the Chief Executive Officer of the Manager. Jack L. Howard, our President, is also President of the Manager.

In addition to serving as executive officers of the Company, Mr. Lichtenstein and Mr. Howard serve as directors of the Company’s subsidiaries HNH, Steel Excel and DGT, for which they receive compensation. Such compensation is described below under “Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Base Compensation.”

The Management Agreement and the Incentive Unit Agreement

Under the Management Agreement, subject to the supervision of the Board, the Manager provides management services, including providing the services of the Executive Chairman and President of the General Partner, to the managed entities, which includes: (i) us, (ii) SPII, (iii) SP Corporate, (iv) SPH Group LLC, (v) SPH Group Holdings LLC, and (vi) certain entities that the Manager designates as a managed entity from time to time.

On January 7, 2015, the Company entered into the Fifth Amended and Restated Agreement of Limited Partnership of the Company, dated as of July 14, 2009, to reflect certain clarifications, including changes consistent with the revisions to the Management Agreement.

Effective as of January 1, 2015, the Management Agreement was amended to assign the rights and obligations of the Company and SPH Group LLC, a directly and indirectly wholly owned subsidiary of the Company, to SP Corporate to assist SP Corporate in connection with the services it renders to the Managed Entities (as defined in the Management Agreement) and to remove the provisions related to the Incentive Units (as defined in the Management Agreement), which were restated in a separate agreement.

Duties of the Manager

Pursuant to the terms of the Management Agreement, the Manager is responsible for the day-to day operations of the managed entities including, but not limited to:

•	acting as a consultant with respect to the periodic reviews of the managed entities’ business;

•	investigating, analyzing and implementing business opportunities for the managed entities;

•	negotiating with any and all counterparties with respect to business opportunities for the managed entities;

•	entering into agreements on behalf of the managed entities;

•	engaging independent contractors on behalf of the managed entities, including accountants, legal counsel, administrators and custodians;

•	providing executive and administrative personnel, office space and office services required to perform its obligations under the Management Agreement;

•	counseling the managed entities in connection with policy decisions to be made by the Board of Directors or the relevant management team of the managed entities;

•	monitoring and reporting to the Board of Directors on the performance of the managed entities;

•
handling and resolving all claims, disputes or controversies (including all litigation, arbitration, settlement or other proceedings or negotiations) in which managed entities are involved arising out of the day-to-day operations of the managed entities;

•	performing any other services in relation to the managed entities as the Board of Directors may from time to time reasonably request;

•
appointing such other service providers, including any affiliates of the Manager, to provide services to the managed entities provided that if such services relate to services to be performed by the Manager under the Management Agreement and in respect of which Manager receives the Management Fee, then the Manager must give prompt notice of such appointment to the independent directors of the Board of Directors;

•
retaining, for and on behalf of, and at our sole cost and expense, or the managed entities, such accountants, legal counsel, appraisers, insurers, brokers, transfer agents registrars, developers, investment banks, financial advisors, banks and other lenders as it deems necessary or advisable and we or the managed entities will reimburse the Manager or its affiliates performing such services for the cost and expenses thereof, provided that such costs and reimbursements to affiliates of the Manager are no greater than those which would be payable to outside professionals or consultants engaged to perform such services pursuant to agreements negotiated on an arm’s-length basis; and

•
preparing or causing to be prepared such reports, financial or otherwise, with respect to us or the managed entities as may be reasonably required by the Board of Directors or required by law or regulation.

The Manager is not obligated to expend money in connection with the performance of its obligations in excess of any money available in any of our accounts or made available by the managed entities. Officers and other personnel of the Manager are entitled to serve as officers or personnel of the managed entities.

Devotion of Time and Additional Activities

The Manager must devote such time and personnel to the management of the managed entities as it reasonably deems necessary and appropriate from time to time. The Manager may provide services similar or identical to those it provides to us to other persons and entities including to those whose business is substantially similar to the managed entities.

The Manager and its members, officers, employees, agents and affiliates are not prevented from buying, selling or trading for its or their own account. The Manager and any person affiliated or associated with the Manager may contract and enter into transactions with the managed entities, and any unitholder, or any person the securities of which are held by or for the account of the managed entities, may be interested in any such transactions, except to the extent prohibited by applicable law.

Restrictions

The Manager may not, without the consent of the independent directors of the Board, consummate any transaction on behalf of the managed entities which would involve the purchase or sale by any of the managed entities of any interest or asset in which the Manager has a direct or indirect ownership interest or as would constitute an actual or potential conflict of interest for the Manager.

Term and Termination

The Management Agreement was automatically renewed on December 31, 2014 and will be automatically renewed thereafter for successive one-year terms unless otherwise determined at least 60 days prior to each renewal date by a majority of the independent directors.

We may terminate the Management Agreement effective upon 30 days’ prior written notice of termination from us to the Manager if (i) the Manager materially breaches any provision of the Management Agreement and such breach continues for a period of more than 30 days after written notice thereof specifying such breach and requesting that the same be remedied in such 30-day period, (ii) the Manager engages in any act of fraud, misappropriation of funds, or embezzlement against any managed entity, (iii) there is an event of gross negligence or willful misconduct on the part of the Manager in the performance of its duties under the Management Agreement, (iv) there is a commencement of any proceeding relating to the Manager’s bankruptcy or insolvency, (v) there is a dissolution of the Manager, or (vi) there is a change of control of the Manager, not consented to by us pursuant to the Management Agreement.

The Manager may terminate the Management Agreement effective upon 60 days’ prior written notice of termination to us in the event that the managed entities default in the performance or observance of any material term, condition or covenant contained in the Management Agreement and such default continues for a period of 30 days after written notice thereof specifying such default and requesting that the same be remedied in such 30-day period.

The Manager may terminate the Management Agreement in the event any of the managed entities becomes regulated as an “investment company” under the Investment Company Act of 1940, as amended, with such termination deemed to have occurred immediately prior to such event.

The Manager may terminate the Management Agreement at any time immediately effective upon written notice of termination to us in the event that the election of the majority of the members of the Board that were originally elected and approved by the Manager no longer constitute a majority of the members of the Board, unless their replacements or successors were approved by the Manager.

Overview of Management Fees and Incentive Units

We rely significantly on the resources and personnel of the Manager to conduct our operations. For performing services under the Management Agreement, the Manager receives a Management Fee. The Manager also receives reimbursements for certain expenses.

On January 7, 2015, the Company and SPH SPV-I LLC (“SPH SPV”) entered into that certain Incentive Unit Agreement (the “Incentive Unit Agreement”), effective as of May 11, 2012, to restate the provisions related to the Incentive Units from the Management Agreement without substantive change. SPH SPV had previously been assigned the Incentive Unit by SPGS. Pursuant to the Incentive Unit Agreement, SPH SPV receives Incentive Units based on our performance.

Management Fee

The Manager currently receives an annual Management Fee equal to 1.5% of total partners’ capital, calculated and payable quarterly.

For the year ended December 31, 2014, the Manager earned a Management Fee of $8,775. The Manager incurred $3,100 of reimbursable expenses for the year ended December 31, 2014 in connection with its provision of services under the Management Agreement.

The Manager will compute each installment of the Management Fee as of the last day of the immediately preceding quarter with respect to which the Management Fee is due. A copy of the computations made by the Manager to calculate such installment is to promptly be delivered to the Audit Committee of the Board for informational purposes only. At the request of the Manager, we are to advance from time to time to the Manager or its designees the amount of any Management Fee for such quarter based on the Manager’s good faith estimate of the Management Fee for the quarter pending the final determination of the Management Fee for such quarter. Upon such delivery of the final computation of the Management Fee for that quarter, after taking into account any advances to the Manager or its designees, the amount due (i) to the Manager or its designees by us or (ii) to us by the Manager or its designees is to be paid no later than the first day of the next fiscal quarter following the fiscal quarter in which the final Management Fee computation was delivered to us.

Any services provided by an affiliate of the Manager or any officers or employees thereof (other than services specifically required to be provided by the Manager pursuant to the Management Agreement), to other than the managed entities will be provided under a separate agreement.

Reimbursement of Expenses

We or the managed entities will bear (or reimburse the Manager or its designees with respect to) all reasonable costs and expenses of the managed entities, the Manager, the General Partner or their affiliates, including but not limited to: travel, legal, tax, accounting, auditing, consulting, administrative, compliance, investor relations costs related to being a public entity rendered for the managed entities or the General Partner as well as expenses incurred by the Manager and the General Partner which are reasonably necessary for the performance by the Manager of its duties and functions under the Management Agreement and certain other expenses incurred by managers, officers, employees and agents of the Manager or its affiliates on behalf of the managed entities.

The Manager will prepare and deliver from time to time a statement documenting the expenses of the managed entities and the expenses incurred by the Manager on behalf of the managed entities. The managed entities must reimburse expenses incurred by and payable to the Manager within 30 days following the date of delivery of such statement.

Incentive Units

Effective May 11, 2012, the Company issued to the Manager partnership profits interests in the form of Incentive Units which entitle the holder generally to share in 15% of the increase in the equity value of the Company, as calculated for the 20 trading days prior to each year end. The Incentive Units’ share of such appreciation is reflected by classifying a portion of the Incentive Units as Class C units of the Company. (If there has been no such increase in the equity value for a year, no portion of the Incentive Units will be classified as Class C units for that year). The Class C units are identical to the common units in all respects except that net losses are not allocated to a holder of Class C units, liquidating distributions made by the Company to such holder may not exceed the amount of its capital account allocable to such Class C units, and such Class C units may not be sold in the public market, until they have converted into common units. At such time that the amount of the capital account allocable to a Class C unit is equal to the amount of the capital account allocable to a common unit, such Class C unit shall convert automatically into a common unit. The number of Incentive Units outstanding is equal to 100% of the sum of the common units outstanding (including common units held by partially owned subsidiaries). The Company shall make any adjustment that it determines is equitably required by reason of the raising of new capital, including, without limitation, adding such new capital to the baseline equity value per common unit to the extent that the issue price of the new common units exceeds the baseline equity value per common unit. 1,534,060 were earned during fiscal 2013, with an Incentive Unit expense of approximately $26,600. No Class C units were earned in 2014. Pursuant to the Incentive Unit Agreement, any Incentive Units in the future shall be issued to SPH SPV.

If any issuance of common units, options, convertible securities or any other right to acquire common units by us results in an increase in the number of common units outstanding on a fully diluted basis as compared to the number outstanding as of the date of the most recent issuance (or, in the case of the first issuance, since the initial Incentive Unit grant date), the number of Incentive Units will be increased so that as of the date of the increase of the number of Incentive Units, after taking into account the number of outstanding common units on a fully diluted basis and the increase in the number of Incentive Units since the initial Incentive Units grant date, the number of outstanding Incentive Units (in the aggregate) is equal to 100% of the sum of the common units outstanding (including common units held by partially owned subsidiaries), on a fully diluted basis. Each Incentive Unit shall otherwise be subject to the same terms, unless the Manager otherwise agrees.

Employment Agreement

James F. McCabe, Jr. has an employment agreement with SP Corporate, which, by the terms of the employment agreement, will automatically extend for successive one-year periods unless earlier terminated pursuant to its terms. The employment agreement provides for an annual salary of no less than $300 and an annual bonus to be awarded at SP Corporate’s sole discretion. In addition, pursuant to Mr. McCabe’s employment agreement, he is entitled to four weeks paid vacation, health insurance coverage (if and to the extent provided to all of our other employees), life insurance, disability insurance and 401(k) benefits, pursuant to the terms of the employment agreement.

Potential Payments Upon Termination or a Change in Control

In the event that Mr. McCabe’s employment agreement is terminated without cause or he is given notice that the term of his employment agreement will not be extended, SP Corporate will pay to Mr. McCabe, as aggregate compensation, (i) a lump-sum cash payment equal to one (1) year of the greater of his then current annual base salary or his base salary as of December 31, 2008, (ii) the continuation of certain health-related benefits for up to a twelve (12) month period following termination, (iii) any bonus payment that he is entitled to pursuant to any bonus plans as are then-in-effect and (iv) a car allowance for a one-year period after termination. Mr. McCabe will also receive the same compensation set forth in the preceding sentence if he terminates the employment agreement due to the material diminution of duties or SP Corporate relocates more than 50 miles from its headquarters, as more specifically described in the employment agreement.

Summary Compensation Table

The following table sets forth all compensation awarded to, paid to or earned by the Company’s named executive officers during the fiscal years ended December 31, 2014, 2013 and 2012.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		All Other Compensation ($)		Total Compensation ($)
Warren G. Lichtenstein	2014	--	(1)	--	--		--		--
Executive Chairman	2013	--	(1)	--	--		--		--
	2012	--	(1)	--	--		--		--
Jack Howard	2014	--	(1)	--	--		--		--
President	2013	--	(1)	--	--		--		--
	2012	--	(1)	--	--		--		--
James F. McCabe, Jr.	2014	452,100		453,200	153,830	(2)	9,870	(4)	1,069,000
Chief Financial Officer	2013	436,667		440,000	119,139	(3)	9,582	(4)	1,005,388
	2012	382,786		280,000	199,380	(5)	66,924	(6)	929,090
Leonard J. McGill	2014	385,313		193,125	87,305	(7)	11,670	(4)	677,413
Senior Vice President, General Counsel, and Secretary	2013	372,917		196,875	197,630	(8)	9,714	(4)	777,136
	2012	350,000		183,750	177,100	(9)	9,564	(4)	720,414

(1)
In each of 2014, 2013 and 2012, except as described below in Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table—Base Compensation, Warren G. Lichtenstein and Jack Howard did not receive any cash compensation from the Company as their services were provided to the Company pursuant to the Management Agreement. The Management Agreement provides the Manager receives a quarterly Management Fee at an annual rate of 1.5% of total partner’s capital, payable on the first day of each quarter and subject to quarterly adjustment plus certain incentive compensation.

(2)
Includes 3,827 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, and 2,270 restricted shares of Steel Excel common stock issued under Steel Excel’s 2004 Equity Incentive Plan received in 2014.

(3)
Includes 3,827 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, and 2,200 restricted shares of Steel Excel common stock issued under Steel Excel’s 2004 Equity Incentive Plan received in 2013.

(4)	Includes payments for life insurance and 401(k) matching payments.

(5)	Includes 15,000 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, received in 2012.

(6)	Includes payments for life insurance, car allowance, 2010-2012 HNH long-term incentive payment, temporary living allowance, and 401(k) matching payments.

(7)
Includes 3,000 restricted shares of HNH common stock issues under HNH’s 2007 Incentive Stock Plan, as amended and 1,587 restricted shares of DGT common stocked issued under DGT’s Amended and Restated 2007 Incentive Stock Plan received in 2014. The timing of the equity grants by certain other related entities was changed, resulting in the absence of such grants in 2014.

(8)
Includes 3,000 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, 3,000 restricted shares of Steel Excel common stock issued under Steel Excel’s 2004 Equity Incentive Plan, and 5,000 restricted shares of DGT common stock issued under DGT’s Amended and Restated 2007 Incentive Stock Plan received in 2013.

(9)
Includes 7,000 restricted shares of HNH common stock issued under HNH’s 2007 Incentive Stock Plan, as amended, and 3,000 restricted shares of Steel Excel common stock issued under Steel Excel’s 2004 Equity Incentive Plan received in 2012.

Narrative Disclosure to Summary Compensation Table

The compensation paid to the named executive officers during the fiscal years ended December 31, 2014 and 2013 included salaries and bonus and, in 2013 and 2012, equity compensation, and certain insurance benefits and 401k matching contributions.

Base Compensation.  Since our Management Agreement provides that the Manager is responsible for managing our affairs, our executive officers who are employees of the Manager or one or more of its affiliates, do not receive cash compensation from us or any of our subsidiaries for serving as our executive officers. Accordingly, the Manager has informed us that it cannot identify the portion of the compensation awarded to our named executive officers by the Manager that relates solely to their services to us, as the Manager does not compensate its employees specifically for such service.

Currently, Mr. Lichtenstein and Mr. Howard serve pursuant to the Management Agreement. During the term of the Management Agreement, the Company is not responsible for compensating or providing applicable employment benefits to any officers or other personnel provided thereunder. See “Certain Relationships and Related Transactions.”

Effective January 1, 2012, Mr. McCabe received payments as an employee of SP Corporate, a wholly-owned subsidiary of SPH Services pursuant to his employment agreement and Mr. McGill received payments pursuant to his employment with SPLLC, a wholly-owned subsidiary of SPH Services. In 2013, salaries and cash bonuses accounted for 87.2% and 73.3% of total compensation, respectively, on average, for our named executive officers. In 2014, salaries and cash bonuses accounted for 84.7% and 85.4% of total compensation, respectively, on average, for our named executive officers.

In addition to serving as executive officers of the Company, Mr. Lichtenstein and Mr. Howard serve as directors of the Company’s subsidiary HNH, and of Steel Excel and DGT, which became subsidiaries during 2012 and 2011, respectively, for which they receive compensation. In 2012, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $100 and $52, respectively, and restricted stock awards with a grant date fair value of approximately $952 and $635, respectively, from HNH for their service as directors. In 2013, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $99 and $49, respectively, and restricted stock awards with a grant date fair value of approximately $769 and $1,154, respectively, from HNH for their service as directors. In 2014, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $102 and $52, respectively, and restricted stock awards with a grant date fair value of approximately $1,572 and $1,558, respectively, from HNH for their services, respectively, as Chairman and Principal Executive Officer. In 2012, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $68 and $52, respectively, and restricted stock awards with a grant date fair value of approximately $685, from Steel Excel for their service as directors. In 2013, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $68 and $60, respectively, and restricted stock awards with a grant date fair value of approximately $781 and $639, respectively, from Steel Excel for their service as directors. In 2014, Mr. Lichtenstein and Mr. Howard received cash compensation of approximately $68 and $60, respectively, and restricted stock awards with a grant date fair value of approximately $82 and $82, respectively, from Steel Excel for their service as directors. In 2012, Mr. Howard received cash compensation of approximately $30, and restricted stock awards with a grant date fair value of approximately $569, from DGT for his service as director, plus a cash bonus of $500 in connection with his work on special projects for DGT, plus an aggregate of $45 in cash for services to other affiliates. In 2013, Mr. Howard received restricted stock awards with a grant date fair value of approximately $25 from DGT for his service as director. In 2014, Mr. Howard received cash compensation of $20 and restricted stock awards with a grant date fair value of approximately $30 from DGT for his service as director.

Outstanding Equity Awards at Fiscal Year-End

There were no outstanding equity awards at fiscal year end.

Option Exercises and Units Vested

There was no vesting of restricted unit awards held by any of the named executive officers in the Company’s equity during the year ended December 31, 2014.

Risk Assessment of the Company’s Compensation Policies

The Company’s compensation programs are discretionary, balanced and focused on the long term. Goals and objectives of the Company’s compensation programs reflect a balanced mix of quantitative and qualitative performance measures to avoid excessive weight on a single performance measure. Accordingly, the Company believes that its compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

Director Compensation

Directors who are also executive officers are not separately compensated for their service as directors. Our non-management directors earned the following aggregate amounts of compensation for the year ended December 31, 2014. Amounts in this table are in whole dollars.

Name	Fees Earned or Paid in Cash(1) ($)	Unit Awards(2) ($)	Total ($)
Anthony Bergamo	150,000	75,000	225,000
John P. McNiff	83,000	75,000	158,000
Joseph L. Mullen	95,000	75,000	170,000
General Richard I. Neal	88,500	75,000	163,500
Allan R. Tessler	76,500	75,000	151,500

_______________
(1)
For the year ended December 31, 2014 our non-management directors received cash fees of $1,500 for each board committee meeting attended. The chairmen of the Audit Committee, Corporate Governance and Nominating Committee and Compensation Committee were paid an additional cash fee of $60,000, $5,000 and $5,000 annually, respectively. For the year ended December 312014 each non-management director earned annual cash compensation in the amount of $75,000.

Limitation on Liability and Indemnification Matters

The LP Agreement provides for indemnification of its directors and officers to the fullest extent permitted by Delaware law.

Directors’ and Officers’ Insurance

The Company currently maintains a directors’ and officers’ liability insurance policy that provides its directors and officers with liability coverage relating to certain potential liabilities.

Securities Authorized for Issuance Under Equity Compensation Plans

The Company does not currently have any equity compensation plans. For the year ended December 31, 2014 each independent director earned annual equity compensation in the amount of $75 in the form of restricted common units of the Company, with one-third of such restricted common units vesting on May 28, 2015, one-third of such restricted common units vesting on May 28, 2016 and one-third of such restricted common units vesting on May 28, 2017. The per unit value of such restricted common units is $16.73 determined based on the fair market value of the Company’s common units as of May 28, 2014. Total value of the common units issued in 2014 was $375.

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Joseph L. Mullen, Anthony Bergamo and John P. McNiff. None of the members of the Compensation Committee is our current or former officer or employee.  None of the members of the Compensation Committee had any relationship requiring disclosure by us under any paragraph of Item 404 of Regulation S-K.

Messrs. Lichtenstein and Howard serve on the board of directors of each of Steel Excel and HNH, and Mr. Howard serves on the Compensation Committee of Steel Excel. Otherwise, none of our executive officers during 2014 served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of the Board or Compensation Committee.

Compensation Committee Report

The members of the Compensation Committee noted below have reviewed and discussed the Compensation Discussion and Analysis section set forth above with management and, based on such review and discussion, the members of the Compensation Committee noted below recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE COMPENSATION COMMITTEE

Joseph L. Mullen, Chair
Anthony Bergamo
John P. McNiff

PROPOSAL NO. 2:
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Dodd-Frank Act requires that we provide our unitholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our Company’s named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules. The vote on this resolution is not intended to address any specific element of compensation; rather, the advisory vote relates to the overall compensation of our executive officers.

As described in detail in the section entitled, “Executive Compensation—Compensation Discussion & Analysis” beginning on page 22, pursuant to the Management Agreement, the Company’s day-to-day business affairs are managed by our Manager, which employs Messrs. Lichtenstein and Howard. Mr. McCabe is the Chief Financial Officer of the General Partner and an employee of SP Corporate, which is a subsidiary of our subsidiary, SPH Services. Mr. McGill is the Senior Vice President and General Counsel of the General Partner and an employee of SPLLC, a wholly-owned subsidiary of our subsidiary, SPH Services.

The Board recommends that unitholders approve the compensation of the Company’s named executive officers as described in this Proxy Statement by approving the following advisory resolution:

RESOLVED, that the Company’s unitholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Limited Partners pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2014 Summary Compensation Table and the other related tables and disclosure.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to approve the compensation of our named executive officers. If you hold your LP Units in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum. If you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal, as is discussed above, your broker will not have the authority to vote your uninstructed units on this proposal. Such abstentions and broker non-votes will have no effect on the outcome of this proposal. As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Compensation Committee value the opinions of our unitholders, and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD RECOMMENDS A VOTE FOR THE APPROVAL OF
THE COMPANY’S EXECUTIVE COMPENSATION.

Audit Committee Report1

The following is the Report of the Audit Committee with respect to our audited financial statements for our fiscal year ended December 31, 2014.

The Audit Committee’s purpose is, among other things, to assist our Board in its oversight of its financial accounting, reporting and controls. Our Board has determined that each member of the Audit Committee meets the independence criteria prescribed by applicable law and the rules of the SEC for audit committee membership and each is an “independent” director within the meaning of the NYSE listing standards, including NYSE listing standard 303A.02. The Audit Committee operates under a written charter.

Our management is responsible for the preparation, presentation and integrity of our financial statements, including setting the accounting and financial reporting principles and designing our system of internal control over financial reporting. Our independent registered public accounting firm, BDO USA, LLP (“BDO”), is responsible for performing an independent audit of our Consolidated Financial Statements and for expressing opinions on the conformity of our audited financial statements to generally accepted accounting principles and on the effectiveness of our internal control over financial reporting based on their audit. The Audit Committee oversees these processes, although members of the Audit Committee are not engaged in the practice of auditing or accounting, and their functions are not intended to duplicate or to certify the activities of management or BDO.

The Audit Committee has reviewed and discussed our audited Consolidated Financial Statements for the fiscal year ended December 31, 2014 with management and BDO. The Audit Committee met with BDO, with and without management present, to discuss the results of its examinations, its evaluation of our internal control over financial reporting and the overall quality of our financial reporting.

The Audit Committee has also received from, and discussed with, BDO the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from BDO required by the Public Company Accounting Oversight Board. The Audit Committee has discussed with BDO the communications concerning independence and that firm’s independence. Based on the review and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to in this report and its charter, the Audit Committee recommended to the Board that the audited Consolidated Financial Statements be included in our Annual Report

1 The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, expect to the extent specifically incorporated by referenced therein.

Submitted By The Audit Committee Of The Board

Anthony Bergamo
Joseph L. Mullen
General Richard I. Neal

INDEPENDENT ACCOUNTING FIRM FEES

Change of Independent Registered Public Accounting Firm

On September 12, 2013, we dismissed Grant Thornton LLP ("GT") as our independent registered public accounting firm. Our Audit Committee approved the dismissal of GT. The audit reports of GT on the consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles. During the two fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through September 12, 2013, there were (i) no disagreements between us and GT on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of GT would have caused GT to make reference thereto in its reports for such fiscal years, and (ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. We provided GT with a copy of the foregoing disclosures and requested that GT furnish a letter addressed to the SEC stating whether it agrees with the above statements made by us. A copy of GT’s letter, dated September 12, 2013, is filed as Exhibit 16.1 to the Current Report on Form 8-K filed with the SEC on September 13, 2013.

On September 12, 2013, our Audit Committee engaged BDO to be our new independent registered public accounting firm effective immediately. During the two fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through September 12, 2013, neither we nor anyone on our behalf consulted BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by BDO that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Fees Paid to BDO

The following table presents information regarding the fees estimated and billed by BDO for the 2014 and 2013 fiscal years.

Nature of Services	2014 Fiscal Year	2013 Fiscal Year
Audit Fees	$2,266	$1,742
Audit-Related Fees	70	15
Tax Fees	14	—
All Other Fees	0	—
Total Fees	$2,350	$1,757

Audit Fees. This category includes professional services rendered for the audit of our consolidated financial statements included in our annual reports, review of our unaudited condensed consolidated financial statements included in our quarterly reports, and services that were provided in connection with statutory or regulatory filings or engagements.

Audit-Related Fees. This category includes fees billed by BDO for assurance and related services that are reasonably related to the performance of an audit or review of the Company’s financial statements, including assistance with acquisitions and divestitures, and general assistance with the implementation of the SEC’s rules and regulations, including associated regulatory filings. This category also includes professional services rendered for the audit of the financial statements of a subsidiary of the Company.

Audit Committee Pre-Approval Policies and Procedures

Section 10A(i)(1) of the Exchange Act and related SEC rules require that all auditing and permissible non-audit services to be performed by a company’s principal accountants be approved in advance by the Audit Committee of the Board, subject to a de minimis exception set forth in the SEC rules (the “De Minimis Exception”). Pursuant to Section 10A(i)(3) of the Exchange Act and related SEC rules, the Audit Committee has established procedures by which the Chairperson of the Audit Committee may pre-approve such services provided the pre-approval is detailed as to the particular service or category of services to be rendered and the Chairperson reports the details of the services to the full Audit Committee at its next regularly scheduled meeting. None of the audit-related or non-audit services described above were performed pursuant to the De Minimis Exception. In fiscal 2014 and 2013, the Audit Committee followed SEC guidelines in approving all services rendered by BDO and GT.

PROPOSAL NO. 3:  RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2015.

The ratification of the selection of BDO as our independent registered public accounting firm is being submitted to unitholders because we believe that this action follows sound corporate practice and is in the best interests of the unitholders. If the unitholders do not ratify the selection by the affirmative vote of the holders of a majority of the LP Units voted on the matter at the Annual Meeting, the Audit Committee will reconsider the appointment of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2015, but such a vote will not be binding on the Audit Committee. If the unitholders ratify the selection, the Audit Committee, in its discretion, may still direct the appointment of new independent auditors at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our unitholders.

Required Vote and Board Recommendation

The affirmative vote of a majority of the votes cast at the meeting, at which a quorum is present, either in person or by proxy, is required to ratify the appointment of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2015, on a non-binding, advisory basis. If you hold your LP Units in your own name and indicate that you wish to abstain from voting on this matter, your abstention will be counted as present for purposes of determining the presence of a quorum and will have no effect on the outcome of this proposal. As discussed above, if you hold your LP Units through a broker and you do not instruct the broker on how to vote on this proposal, your broker will have the authority to vote your uninstructed LP Units on this proposal. If a broker chooses to leave these uninstructed LP Units unvoted, such LP Units will be counted for the purpose of establishing a quorum, but will have no effect on the outcome of this proposal. As an advisory vote, this proposal is non-binding. Although the vote is non-binding, the Board and the Audit Committee value the opinions of our stockholders and will consider the outcome of the vote.

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF BDO USA, LLP

DEADLINE FOR SUBMISSION OF LIMITED PARTNER PROPOSALS
FOR 2015 ANNUAL MEETING OF LIMITED PARTNERS

Pursuant to Rule 14a-8 of the Exchange Act (“Rule 14a-8”), unitholders are entitled to present proposals for consideration at forthcoming limited partner meetings provided that they comply with the proxy rules promulgated by the SEC and our LP Agreement. Limited Partners wishing to present a proposal at our 2016 Annual Meeting of Limited Partners must submit such proposal to our Corporate Secretary at our principal executive offices by January 1, 2016, if they wish for it to be eligible for inclusion in the Proxy Statement and form of proxy relating to that meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements.

In addition, under our LP Agreement, a unitholder wishing to nominate a person to our Board at the 2016 Annual Meeting of Limited Partners (but not include such nomination in the proxy statement) or wishing to make a proposal with respect to any other matter (but not include such proposal in the proxy statement) at the 2016 Annual Meeting of Limited Partners, must submit advance notice of the director nomination or unitholder proposal, as well as the required information specified in our LP Agreement, to our Corporate Secretary at our principal executive offices no earlier than February 12, 2016 and no later than March 13, 2016; provided, however, if the 2016 Annual Meeting of Limited Partners occurs on a date more than 30 days earlier or 70 days later than the anniversary of the Annual Meeting, then to be timely the required information must be delivered by the unitholder no later than 90 days prior to and no earlier than 120 days prior to the 2016 Annual Meeting of Limited Partners or 10 days following the day on which public announcement (in a filing under the Exchange Act or by press release) of the date of the 2016 Annual Meeting of Limited Partners is first made by our Board. A unitholder’s notice of proposal shall include (i) a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such unitholder and the beneficial owner, if any, on whose behalf the proposal is made; and (ii) as to the unitholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (a) the name and address of such unitholder, as they appear on the Company’s books, and of such beneficial owner, and (b) the class and number of LP Units that are owned beneficially and held of record by such unitholder and such beneficial owner. See “Consideration of Director Nominees; New Nominees for Director – Limited Partner Nominees” for a discussion of the information required to be submitted with unitholder director nominations. The requirements for advance notice of unitholder proposals under the LP Agreement does not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those unitholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or unitholder proposal that does not comply with the LP Agreement and other applicable requirements.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Exchange Act, requires our directors and certain of our officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. SEC regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file. Based solely on our review of the copies of the forms furnished to us and written representations from our officers who are required to file Section 16(a) forms and our directors, we believe that all Section 16(a) filing requirements were met during 2014 except for one Form 5 filed by Warren Lichtenstein reporting two transactions.

OTHER BUSINESS

The Board knows of no other business that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the LP Units they represent as the Board may recommend.

Whether or not you plan to attend the Annual Meeting, please cast your vote online, via telephone, or complete, date, sign and promptly return the enclosed proxy card or voting instruction card in the enclosed postage-paid envelope before the Annual Meeting so that your LP Units will be represented at the Annual Meeting.

It is important that your proxy be returned promptly, whether by mail, by the Internet or by telephone. You may revoke the proxy at any time before it is exercised. If you attend the Annual Meeting in person, you may withdraw any proxy (including an Internet or telephonic proxy) and vote your own LP Units. If your LP Units are held in a brokerage, bank, or other institutional account, you must obtain a proxy from that entity showing that you were the record holder as of the close of business on April 15, 2015, in order to vote your LP Units at the Annual Meeting.

By Order of the Board of Directors of the General Partner

/s/ Warren G. Lichtenstein

Warren G. Lichtenstein
Executive Chairman

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

1 1

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

NAME	
THE COMPANY NAME INC. - COMMON	
THE COMPANY NAME INC. - CLASS A	
THE COMPANY NAME INC. - CLASS B	
THE COMPANY NAME INC. - CLASS C	
THE COMPANY NAME INC. - CLASS D	
THE COMPANY NAME INC. - CLASS E	
THE COMPANY NAME INC. - CLASS F	
THE COMPANY NAME INC. - 401 K	

CONTROL # → 0000000000000000

SHARES	
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345
	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

1. Election of Directors	For	Against	Abstain
01 Anthony Bergamo	☐	☐	☐
02 John P. McNiff	☐	☐	☐
03 Joseph L. Mullen	☐	☐	☐
04 General Richard I. Neal	☐	☐	☐
05 Allan R. Tessler	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 and 3.

	For	Against	Abstain
2 To approve an advisory resolution regarding the compensation of the Company's named executive officers.	☐	☐	☐
3 To ratify the selection of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

02 0000000000

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000248918_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Combined Proxy/10K Wrap is/are available at www.proxyvote.com .

STEEL PARTNERS HOLDINGS L.P.
Annual Meeting of Limited Partners
June 11, 2015 10:00 AM
This proxy is solicited by the Board of Directors of Steel Partners Holdings GP Inc.

The undersigned hereby appoints Jack L. Howard and James F. McCabe, Jr. as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them acting singly, to represent and vote, as designated below, all the limited partnership units of Steel Partners Holdings L.P. (the "Company") held of record by the undersigned on April 15, 2015 at the Annual Meeting of Limited Partners to be held at Olshan Frome Wolosky LLP, Park Avenue Tower, 65 East 55th Street, 2nd Floor, New York, New York 10022 on June 11, 2015 at 10:00 a.m. local time, or any adjournment or postponement thereof.

The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement and a copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREIN GIVEN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS SET FORTH IN PROPOSAL NO. 1 AND "FOR" APPROVAL OF PROPOSAL NOS. 2 AND 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

0000248918_2 R1.0.0.51160

Continued and to be signed on reverse side